Exhibit 10.2

    遠東國際商業銀行

Far Eastern International Bank

綜合授信總約定書

Comprehensive Credit Facilities Master Agreement

企業金融專用

(exclusively for corporate finance purposes)

借款人：英屬維京群島商祥茂光電科技股份有限公司台灣分公司

Borrower: Prime World International Holding Ltd. Taiwan Branch

總約定書號數：

Master Agreement No.:

訂約日期：April 11th, 2019

Date signed: April 11th, 2019

區組單位主管： 業務主管：		經辦：
Group/Unit Head:	Sales Head:	Case Handler:

綜 合 授 信 總 約 定 書

Comprehensive Credit Facilities Master Agreement

緣立綜合授信總約定書(以下稱總約定書)人英屬維京群島商祥茂光電科技股份有限公司台灣分公司（以下稱借款人），向遠東國際商業銀行股份有限公司（包括總行及其分支機構，以下稱 貴行）申請辦理授信業務，邀同擔保物提供人（擔保物提供人應簽署本總約定書及授信條件契約書）提供擔保物暨連帶保證人（以下稱連保人，連保人應簽署連帶保證書）為連帶保證，玆約定條款如后：

Whereas, the undersigned party(ies) entering into this Comprehensive Credit Facilities Master Agreement (this "Master Agreement"), Prime World International Holding Ltd. Taiwan Branch ("Borrowers"), have applied to Far Eastern International Bank ("the Bank," inclusive of its head office and branch units) for credit facilities services, and have requested a Security Provider(s) to provide security (Security Providers shall sign this Master Agreement and a Credit Terms Agreement) and a joint and several guarantor(s) to provide joint and several guarantees(s) ("Guarantors"; Guarantors shall sign a Joint and Several Guarantee Agreement);

Now therefore, the parties agree to the following terms and conditions:

第一節 授信

Section 1: Credit

一、本總約定書暨相關文件等，為借款人與 貴行授信業務往來，及擔保物提供人提供擔保物擔保借款人對於 貴行所負債務之通用規定，於借款人對於 貴行所負債務全部清償之前，或借款人仍得動用授信額度者（無論債務或授信額度是否係經續約或展期而存續者），本總約定書暨相關文件等為永久繼續有效，未經 貴行之同意，不得變更或終止。但相關授信條件及提供擔保物條件及連帶保證條件應依授信條件契約書之規定。

1. The provisions of this Master Agreement and related documents apply comprehensively to credit facilities services and dealings between the Borrowers and the Bank and to the provision of security by Security Providers to secure the Borrowers' debt to the Bank. Prior to the Borrowers' full repayment of any and all debt to the Bank, or while the Borrowers still may utilize any credit facility (without regard to whether the duration of the debt or credit facility has been continued due to a renewal or extension), this Master Agreement and related documents shall remain permanently in effect, and may not be amended or terminated without the consent of the Bank. Notwithstanding the foregoing, the terms and conditions of credit facilities, of the provision of security, and of joint and several guarantees, shall be as provided in the Credit Terms Agreement.

二、授信額度之限制

2. Limits on the amounts of credit facilities

授信之綜合額度為 貴行同意借款人依本總約定書及授信條件契約書授信往來之總額度，在綜合額度內依各別授信科目另訂單項額度。各別單項額度之總計得超過總額度，但實際動用時，各別授信已動用金額加計擬動用金額之合計本金餘額不得超過單項額度；所有授信已動用金額加計擬動用金額之合計本金餘額不得超過總額度，雖其各別授信擬動用金額加計已動用金額之合計本金餘額尚未超過單項額度，仍應受總額度之限制。

The comprehensive limit on credit is the total amount of credit transactions that the Bank agrees to allow the Borrowers in accordance with this Master Agreement and the Credit Terms Agreement(s). Within the comprehensive limit, separate single limits will be set for individual credit transactions. The aggregate amount of such individual single limits may exceed the comprehensive limit. In actual utilization, however, the combined principal balance of an individual credit facility amount already under utilization plus the amount planned for utilization may not exceed the single limit. The combined principal balance of all credit facility amounts already under utilization plus all amounts planned for utilization may not exceed the comprehensive limit. The comprehensive limit shall still apply even when the combined principal balance of each individual credit facility amount planned for utilization plus the amount already under utilization has not exceeded the single limit.

三、匯率變動致超過授信額度之處理

3. Handling of credit limits exceeded due to exchange rate fluctuations

授信涉及動用外幣者，如因匯率變動致使借款人在本總約定書及授信條件契約書下動用之金額，依當時 貴行牌告即期賣出匯率計算，超過本總約定書及授信條件契約書之單項額度或總額度時，仍為本總約定書及授信條件契約書下動用之授信往來，但本金餘額超過總額度或單項額度5%者，經 貴行定一合理期限請求清償者，借款人應於期限屆滿前清償超過額度部份。

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When a credit transaction(s) involves utilization of foreign exchange, if exchange rate fluctuations cause the amount(s) utilized by the Borrowers under this Master Agreement and the Credit Terms Agreement, calculated at the Bank's then-current posted spot selling rate, to exceed either a single limit or the comprehensive limit under this Master Agreement and the Credit Terms Agreement, such amount(s) are still credit transactions utilized pursuant to this Master Agreement and the Credit Terms Agreement, provided that when the principal balance has exceeded the comprehensive limit or a single limit by 5 percent and the Bank has set a reasonable period for repayment, the Borrowers shall repay the amount in excess of the limit prior to expiry of that period.

四、誠實陳述義務

4. Obligation of truthful representation

借款人與 貴行授信往來所為之陳述或提供之資料必為真實、正確及完整，如有不實造假之情事；或有違反約定或承諾之事項， 貴行得停止借款人授信之動用，或減少總額度或單項額度之全部或部分，或縮短授信期限。

Any representations made or information provided by the Borrowers in relation to credit transactions with the Bank must be true, accurate, and complete. If there is any instance of misrepresentation or falsification, or violation of a stipulation or undertaking, the Bank may terminate the Borrowers' utilization of credit facilities, or may reduce the comprehensive limit or individual limits in part or in whole, or may shorten the credit period.

五、授信期限之範圍

5. The scope of the credit period

貴行在授信條件契約書授信期限內對借款人所為之授信案件，其到期日（還款日）或 貴行因而墊付款項之日期雖在該授信期限之後，本總約定書及授信條件契約書在此範圍內仍繼續有效，借款人仍應依本總約定書及授信條件契約書之規定，負擔全部清償責任。

When, for any credit facility extended to the Borrowers by the Bank during the credit period under a Credit Terms Agreement, if the maturity date (repayment date) or the date on which the Bank provides the funds falls after the end of the credit period, this Master Agreement and the Credit Terms Agreement shall remain in effect within that scope of time, and the Borrowers shall remain liable for full repayment pursuant to the provisions of this Master Agreement and the Credit Terms Agreement.

六、外幣授信之轉換

6. Foreign exchange credit conversion

本總約定書及授信條件契約書之還本付息涉及外匯換算新台幣者，除另有約定外，按應還款日 貴行牌告之即期賣出匯率換算。各項外幣授信如借款人未依期限償還， 貴行得主動將應還款項之一部或全部按當時 貴行牌告之即期賣出匯率轉換為新台幣授信。借款人同意對上述轉換為新台幣授信之時日、匯率、數額及期間等均無異議。其利率按當時 貴行之新台幣基準利率加年率二．五％計算。

Unless otherwise stipulated, when principal and interest payments under this Master Agreement and the Credit Terms Agreement involve conversion of foreign exchange to New Taiwan Dollars, amounts will be converted at the Bank's posted spot selling rate on the stipulated repayment date. For any foreign exchange credit transaction that the Borrowers fail to pay by maturity, the Bank may at its own initiative convert any amounts repayable, in whole or in part, to New Taiwan Dollar credit at the Bank's then-current posted spot selling rate. The Borrowers agree that they shall have no recourse with respect to the time and date, exchange rate, amount, and period of the aforementioned conversion to New Taiwan Dollar credit. The interest rate will be calculated at the Bank's then-current New Taiwan Dollar benchmark interest rate plus 2.5 percent interest per annum.

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借款人同意於不違反授信案件性質及 貴行主管機關相關法令規定下， 貴行得依借款人之申請，將新臺幣授信額度換算為等值外幣或外幣授信額度換算為等值新臺幣/其他外幣進行撥貸，換算匯率除另有約定外，依當時 貴行牌告即期賣出匯率計算。

The Borrowers agree, provided that it is not in violation of the nature of this credit case and applicable laws and regulations of the competent authority in charge of the Bank, the Bank may, upon application by the Borrowers, disburse the loan after converting the credit facility denominated in New Taiwan Dollars to the equivalent in a foreign currency, or the credit facility denominated in a foreign currency to the equivalent in New Taiwan Dollars or another foreign currency. Unless the exchange rate is otherwise stipulated, the conversion shall be calculated at the Bank's then-current posted spot selling rate.

七、動用授信之監督

7. Supervision of credit utilization

借款人同意隨時接受 貴行對授信用途之監督、業務及財務之稽核、擔保物之檢查、監管及有關帳簿、報表（包括關係企業綜合財務報表）、單據、文件之查閱。 貴行認為必要時，並得要求借款人按期填送上述徵信資料，或提供 貴行認可會計師簽證之會計財務報表。惟 貴行並無監督或查核之義務。

The Borrowers agree to accept at all times the Bank's supervision of their use of credit, audits of their business and finances, inspection and oversight of the security provided, and review of related account books, statements (including consolidated financial statements of affiliated enterprises), vouchers, and documents. The Bank may also, when it deems necessary, require the Borrowers to punctually fill out and deliver the aforementioned credit information, or to provide a financial statement audited and attested by a CPA recognized by the Bank. The Bank, however, is not obligated to provide supervision or auditing.

八、授信運用不當或終止連帶保證之處理

8. Handling of inappropriate utilization of credit or termination of a joint and several guarantee

貴行要求借款人提供擔保而不提供者；或因 貴行業務上之需要或為符合法令之要求者， 貴行得停止借款人授信之動用，或減少總額度或單項額度之全部或部分，或縮短授信期限，或主張本總約定書及授信條件契約書下之債務立即全部到期。

When the Bank requires the Borrowers to provide security and the Borrowers fail to do so; or when required by the Bank's business, or for conformance with the requirements of laws and regulations, the Bank may suspend the Borrowers' utilization of credit, or reduce, in whole or in part, the comprehensive credit limit or single credit limits, or shorten the credit period, or claim immediate maturity in full of the debt under this Master Agreement and the Credit Terms Agreement.

連保人擔任借款人董事、監察人或其他有代表權之人者，如有離職、辭任、解任或任何無法繼續擔任前述職務之情事時，或連保人通知 貴行終止連帶保證者， 貴行亦得停止借款人授信之動用，或減少總額度或單項額度之全部或部分，或縮短授信期限，或主張本總約定書及授信條件契約書下之債務立即全部到期。

When a Guarantor, serving in the capacity of a director, supervisor, or other person with representative powers of the Principal Obligor, departs or resigns from the aforementioned position or is dismissed or unable to continue to hold the position for whatever reason, or when a Guarantor notifies the Bank of termination of a joint and several guarantee, the Bank also may suspend the Borrowers' utilization of credit, or reduce, in whole or in part, the comprehensive credit limit or single credit limits, or shorten the credit period, or claim immediate maturity of the full debt under this Master Agreement and the Credit Terms Agreement.

有前二項情形者， 貴行認為需要增加或更換連保人時，一經通知，借款人應立即配合辦理。

When under circumstances mentioned in the two preceding paragraphs, the Bank deems the addition of or a change in the Guarantors to be necessary, then upon receipt of the Bank's notification, the Borrower shall immediately cooperate in making such a change.

第二節 通用約款

Section 2: General Terms and Conditions

九、債務之範圍

9. Scope of debt

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本總約定書及授信條件契約書所稱債務或一切債務係指借款人對於 貴行所負之借款、墊款、應收帳款融資、票據、承兌、透支、貼現、買入光票、保證、委任保證、委任承兌、委任開發信用狀、國內外進出口外匯業務、應收帳款承購業務(FACTORING)、應收帳款貿易保障業務、衍生性金融商品交易業務、金融交易業務、信用卡契約、特約商店契約及其他基於授信或非授信業務往來所衍生（例如本總約定書及授信條件契約書之授信因不成立、無效或被撤銷所衍生之債務等）之債之關係所生一切債務，暨其利息、遲延利息、違約金、手續費、代墊費用、相關費用（例如取得執行名義費用、保全抵押物之費用、實行抵押權之執行費用、因本總約定書及授信條件契約書而生之訴訟費用等）、匯率變動、損害賠償、掛帳利息、費用及其他從屬於主債務之負擔。相對言之， 貴行對於借款人享有本總約定書及授信條件契約書所稱之債權。

The terms "debt" or "all debt" as used in this Master Agreement and the Credit Terms Agreement refer to all debt arising in connection with borrowed funds, advances, accounts receivables financing, negotiable instruments, bank acceptances, overdrafts, discounts, negotiation of clean bills, guarantees, authorized guarantees, authorized acceptances, authorized issuance of letters of credit, domestic and foreign import/export foreign exchange services, receivables factoring, receivables/trade guarantees, financial derivatives trading, financial trading, credit card contracts, contracts with designated merchants, and all debt in relation to credit or non-credit services or dealings (such as debt arising when a credit facility under this Master Agreement and Credit Terms Agreement fails to become effective, or is void or revoked), as well as interest, default interest, penalties, processing fees, disbursements, related fees (such as fees for obtaining title of execution, fees for perfection of mortgage collateral, execution expenses for mortgage foreclosures, or litigation expenses arising in relation to this Master Agreement or the Credit Terms Agreement), exchange rate fluctuations, damages, interest in suspense, fees, and other obligations connected to the principal debt. The Bank correspondingly enjoys against the Borrowers the creditor's rights referred to in this Master Agreement and the Credit Terms Agreement.

十、授信利率及浮動計息之意義

10. The meaning of interest rate on a credit facility and interest calculated on a floating basis

授信利率以借款人與 貴行簽訂之授信條件契約書為準，惟 貴行得視資金狀況或市場利率水準等，與借款人再行議價。

Interest rate on a credit facility shall be as stipulated in the Credit Terms Agreement executed between the Borrowers and the Bank. However, the Bank may further negotiate the interest rate with the Borrowers on the basis of its funding situation or market interest rate levels.

授信條件契約書所稱「浮動計息」，依下列規定辦理：

"Calculating interest on a floating basis" as used in the Credit Terms Agreement shall be carried out in accordance with the following provisions:

（一） 利用新台幣資金，以 貴行基準利率(或其他利率標準)為計息標準浮動計息者，係指在借款人未償清債務前，如 貴行調整基準利率(或其他利率標準)，無論提高或降低，經通知或公告後，借款人應自調整生效日起按調整後之利率計付利息。

(1) Using New Taiwan Dollar funds and calculating interest on a floating basis at the Bank's benchmark rate (or other interest rate benchmark) means that, prior to the Borrowers' repayment of the full debt, if the Bank adjusts its benchmark interest rate (or other interest rate benchmark), then whether the benchmark is raised or lowered, the Borrowers shall pay interest calculated at the adjusted rate from the date on which the adjusted rate takes effect.

（二） 利用外幣資金，以授信條件契約書約定之計息標準浮動計息者，係指依動撥日或每一計息週期首日決定之計息標準計得之利率計付利息。

(2) Using funds in a foreign currency and calculating interest on a floating basis at the interest rate benchmark given in the Credit Terms Agreement means that interest will be paid at an interest rate calculated at a benchmark interest rate to be determined on the drawdown date or on the first day of each interest period.

十一、連帶債務

11. Joint and several debt obligation

借款人有二人(含)以上者，借款人全體茲同意對於借款人中之一人、數人或全體依本總約定書及授信條件契約書對 貴行所負之任何債務連帶負擔全部清償責任。

When there are two or more Borrowers, the collective Borrowers hereby agree to bear joint and several liability for full repayment of any debt that is owed to the Bank in accordance with this Master Agreement or the Credit Terms Agreement by any single Borrower or multiple Borrowers among the collective Borrowers, or by the collective Borrowers.

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十二、授信文件

12. Credit documents

貴行依借款人申請所簽發之信用狀或保證文件，其金額、期限、內容等，以 貴行所簽發之信用狀或保證文件為準。一經 貴行簽發及／或交付後，借款人應無條件清償，絕不異議。

The amount, period, and content of any letter of credit or guarantee document issued by the Bank in accordance with an application by the Borrowers shall be determined solely by the letter of credit or guarantee document issued by the Bank. Upon issuance or delivery by the Bank, the Borrowers shall make repayment in full, unconditionally and without recourse.

十三、墊款代償及手續費未付之處理

13. Handling of advances, subrogation, and failure to pay processing fees

貴行應借款人申請簽發之信用狀或各種保證文件，或為票據之發票、保證、背書、承兌或以其他方式授與信用者，該保證事項屆期或清償日屆至時，借款人應如期履行並將其辦理情形隨時函知 貴行，如因借款人遲延，而由 貴行墊款代償者，借款人應立即清償全部代償金額，並自 貴行代償日起至清償日止，按代償日 貴行基準利率加年率二．五％按日計付遲延利息。並應自墊款日起，逾期在六個月以內（含）者，另按上開利率百分之十（10﹪）；逾期超過六個月者，其超逾部分，另按上開利率百分之二十（20﹪），計付違約金。

When the Bank in response to an application by the Borrowers issues a letter of credit or any kind of guarantee document, or issues, guarantee, endorses, or accepts a negotiable instrument or otherwise provides credit, then at the maturity of the guarantee or the arrival of the repayment date, the Borrowers shall perform their obligation on time and shall promptly notify the Bank by letter of the circumstances of its performance of the matter. If because of delay by the Borrowers, the Bank makes an advance or payment on behalf of the Borrowers, the Borrowers shall immediately repay the full amount of the payment made on their behalf, and shall pay default interest at the Bank's benchmark rate plus an additional 2.5 percent per annum, on a per diem basis, from the date of the subrogated payment until the date of repayment in full. In addition, for a default of 6 months (inclusive) or less from the date of the advance, a penalty of an additional 10 percent of the aforementioned interest rate will be added; for a default of more than 6 months, a penalty of an additional 20 percent of the aforementioned interest rate will be added for the portion still in arrears.

借款人倘不依約給付手續費，借款人應自應付之日起按 貴行基準利率加年率二．五％按日計付利息，並另按上開利率之百分之二十加計違約金，或 貴行得逕將之列入借款人授信金額，並自應付之日起按各該筆授信利率還本付息。

If the Borrowers do not pay processing fees as stipulated, then the Borrowers shall pay interest at the Bank's benchmark rate plus an additional 2.5 percent per annum, on a per diem basis, from the date on which payment was due, and additionally a penalty shall be imposed and calculated at 20 percent of the aforementioned combined interest rate, or the Bank may proceed at its discretion to add the fee to the credit amount provided to the Borrowers, and the Borrowers shall accordingly pay the principal and interest on that amount from the date on which payment was due at the interest rate for the given credit facility to which it is applicable.

十四、遲延利息及違約金

14. Default interest and penalties

借款人遲延還本或付息時，除願自遲延日起按各該筆授信利率給付遲延利息外，並應自遲延日起，逾期在六個月以內（含）者，另按各該筆授信利率百分之十（10﹪）；逾期超過六個月者，其超逾部分，另按各該筆授信利率百分之二十（20﹪），計付違約金。借款人遲延付息達一年（含）以上，經 貴行催告而不償還者， 貴行得將遲付之利息滾入本金，再生利息。

If the Borrowers delay in repaying principal or paying interest, the Borrowers consent to pay default interest, from the date Borrowers are first in default, at the interest rate on the given credit facility, and for a default of 6 months (inclusive) or less from the date of default, the Borrowers also consent to pay an additional penalty of an additional 10 percent of the interest rate on the given credit facility, and for a default of more than 6 months, consent to pay a penalty of an additional 20 percent of the interest rate for the given credit facility for the portion still in arrears. If the Borrowers delay the payment of interest for one year (inclusive) or more, and further fail to make payment upon a collection request from the Bank, the Bank may roll over the unpaid interest into the principal amount to further accrue interest.

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十五、本總約定書及授信條件契約書有關費用之負擔

15. Assumption of costs in relation to this Master Agreement and Credit Terms Agreements

借款人同意負擔所有與本總約定書及授信條件契約書有關之費用（包括但不限於公證費、訴訟費用及律師費等）。前述費用倘係由 貴行墊付，借款人應立即償還，如未立即償還，借款人應自 貴行墊款之日起按 貴行基準利率加年率二．五％按日計付利息，並另按上開利率之百分之二十加計違約金，或 貴行得逕將之列入借款人授信金額，並自 貴行墊款之日起按各該筆授信利率還本付息。

The Borrowers agree to assume all costs in relation to this Master Agreement and the Credit Terms Agreements (including but not limited to such costs as notarization, litigation expenses, and attorney's fees). If the Bank advances payment for the aforesaid costs, the Borrowers shall immediately repay the Bank, and should they fail to do so, the Borrowers shall pay interest at the Bank's benchmark rate plus an additional 2.5 percent per annum, on a per diem basis, from the date the Bank advanced the payment, and in addition, the Borrowers shall pay a penalty calculated at 20 percent of the aforesaid combined interest rate, or the Bank may proceed at its discretion to add the fee to the amount of credit extended to the Borrowers, and the Borrowers shall accordingly pay the principal and interest on that amount from the date on which the Bank advanced the payment at the interest rate for the given credit facility.

十六、資料提供之同意

16. Consent to provision of information

借款人同意 貴行、往來金融機構、財團法人金融聯合徵信中心、財團法人中小企業保證基金、華僑貸款信用保證基金、財金資訊股份有限公司、票據交換所、財團法人聯合信用卡處理中心、證券集中保管公司、受 貴行委託處理銀行往來事務之機構及其他銀行業務相關機構，依其營業登記項目或章程所定業務之需要等特定目的，得蒐集、處理、國際傳遞及利用其銀行往來相關資料（包括但不限於個人資料等）。該等資料於上述機構蒐集、處理、國際傳遞及利用之期限，借款人同意為各該機構經主管機關核准該等資料檔案之保存期限。

The Borrowers agree that the Bank, its correspondent financial institutions, the Joint Credit Information Center, the Small and Medium Enterprise Credit Guarantee Fund of Taiwan, the Overseas Chinese Credit Guarantee Fund, the Financial Information Service Co., Ltd., the Clearing House, the National Credit Card Center of the R.O.C., the Taiwan Securities Central Depository Co., Ltd., any institutions that the Bank engages to handle banking services, and other banking-related institutions may collect, process, transmit internationally, and make use of information relating to the Borrowers' dealings with banks (including but not limited to personal information) in accordance with specific purposes such as are required by their registered lines of business or business designated in their articles of incorporation. The Borrowers agree that the period of time within which the aforesaid institutions may collect, process, or transmit the information internationally shall in each case be the period for which each of those institutions has obtained approval from the competent authority to retain such information files.

借款人同意要求受託查核簽證之會計師將財務報表查核報告副本送達財團法人金融聯合徵信中心。借款人並同意 貴行亦得逕將財務報表查核報告副本送達財團法人金融聯合徵信中心。

The Borrowers agree to request the CPA engaged to provide auditing and attestation to deliver a copy of the Auditor's Report on Financial Statements to the Joint Credit Information Center. The Borrowers further agree that the Bank also may directly deliver a copy of the Auditor's Report on Financial Statements to the Joint Credit Information Center.

借款人亦同意 貴行為債權讓與需要之特定目的，得將借款人債務相關資料提供予該債權受讓人及債權鑑價查核人，惟請 貴行督促該資料利用人應遵照銀行法，個人資料保護法及其他相關法令之保密規定，不得將該等有關資料洩漏予第三人。

The Borrowers also agree that for the specific purpose of assigning creditor's rights, the Bank may provide information on the Borrowers' debt to the assignee of the creditor's rights and to the debt appraiser or auditor. The Bank, however, is requested to instruct the users of the information that they must comply with the confidentiality provisions of the Banking Act, the Personal Information Protection Act, and other related laws and regulations, and that they may not divulge the information to any third party.

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十七、抵充之順序

17. Priority order for satisfaction of creditor claims

借款人、連保人、票據債務人或其他第三人清償債務，或 貴行處分擔保物所得款項，或處分借款人、連保人、票據債務人或其他第三人之財產所得款項，或 貴行主張抵銷之金額，或擔保物因公用徵收或其他原因致應由第三人賠（補）償者，如所得金額不足抵償借款人所負全部債務時，其抵充之債務種類、順序及方法依民法第三百二十一條至第三百二十三條之規定。但 貴行指定之順序及方法較民法第三百二十三條之規定更有利於借款人者，從 貴行之指定。

When the Borrowers, the Guarantors, the debtor of a negotiable instrument, or other third party liquidates a debt, or the Bank obtains funds from the disposal of security or from the disposal of property of the Borrowers, the Guarantors, the debtor of a commercial instrument, or any other third party, or when the Bank claims for offsetting of an amount, or when payment or compensation by a third party is required due to eminent domain or other factors affecting the security, and if the amount obtained is not sufficient to satisfy the full amount of the Borrowers' debt, then the types of debts to be offset, the order of priority for satisfaction, and the method of discharge shall be handled in accordance with the provisions of Articles 321 to 323 of the Civil Code, provided that if the order of priority and method designated by the Bank are more favorable to the Borrowers than the provisions of Article 323 of the Civil Code, the order and method designated by the Bank shall be followed.

十八、票據不獲承兌、付款或無從為承兌、付款提示之處理

18. Handling of negotiable instruments that are not accepted or paid or that cannot presented for acceptance or payment

貴行持有借款人所簽發、背書及／或保證之票據，如不獲承兌、付款，或無從為承兌、付款之提示時， 貴行得免將拒絕事由通知借款人及作成拒絕證書。且借款人一經通知應立即清償債務，借款人如未立即清償，對 貴行與任何票據債務人所達成之和解，借款人絕無異議，並仍負立即清償之責。

When the Bank holds a negotiable instrument issued, endorsed and/or guaranteed by the Borrowers and the instrument is not accepted or paid or cannot be presented for acceptance or payment, the Bank may notify the Borrowers and produce a certificate of protest without the requirement of stating its reasons for doing so. Upon notification, the Borrowers shall immediately discharge the debt, and should they fail to do so immediately, shall have absolutely no recourse against any settlement reached between the Bank and any debtor of the negotiable instrument, and shall remain liable for immediate discharge of the debt.

十九、票據及其他債權證書毀損、喪失之處理

19. The handling of lost or damaged negotiable instruments or other creditor's rights documents

貴行持有借款人簽發、背書、承兌或保證之票據及對 貴行所負之其他一切債務之債權證書，如因事變、不可抗力或其他不可歸責於 貴行之事由，致有毀損、喪失時，或遇票據、債權證書有偽造、變造情事時，除 貴行帳簿、傳票、電腦單據、相關文件影本及縮影本之記載，經借款人證明確有錯誤， 貴行應更正外，借款人對於上述文件之記載，均願如數承認，並於債務到期時立即如數清償，或依 貴行之通知於債務到期前補正提供該等票據及／或債權證書。

When the Bank holds a negotiable instrument that has been issued, endorsed, accepted, or guaranteed by the Borrowers, or any other creditor's rights document representing the Borrowers' liability for any or all debt to the Bank, which is damaged or lost due to unforeseen circumstances, force majeure, or other reason not attributable to the Bank, or when the Bank encounters a negotiable instrument or other creditor's rights document that is forged or altered, then unless the Borrowers prove that there is an error in the Bank's relevant records in its account books, vouchers, computer forms, or related photocopies or microfilm, in which case the Bank shall correct the record, the Borrowers shall without exception acknowledge the full amount recorded in the aforementioned records, and upon maturity of the debt, make immediate repayment of that amount, or, upon being notified by the Bank, shall provide a correct version of the defective or lost negotiable instrument and/or creditor's rights documents in supplementation prior to maturity of the debt.

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二十、信用狀

20. Letters of credit

本總約定書及授信條件契約書下與信用狀有關之作業、責任暨義務，借款人同意適用開狀時國際商會所頒訂之「信用狀統一慣例」，及國際規則中解釋貿易條件之相關條款。

The Borrowers agree that the Uniform Customs and Practice for Documentary Credits (UCP) adopted by the International Chamber of Commerce and the interpretation of trade terms in relevant provisions of international regulations in force at the time of issuance of a given letter of credit will apply to the procedures, liabilities, and obligations relating to letters of credit under this Master Agreement and the Credit Terms Agreement.

信用狀下所提示之匯票及附屬單證、文件，如經 貴行書面審查認為與信用狀條件符合而予承兌或付款者，縱上述匯票、單證或文件在事後證實其為偽造、變造或有其他瑕疵者，除 貴行於審查時有重大過失外，借款人均同意依約照付。

When any bill of exchange or associated certificate or document presented in connection with a letter of credit which the Bank, after a document review, deems to meet the conditions of the letter of credit and which the Bank then accepts or pays, is subsequently verified to be forged, altered, or defective in some other way, the Borrowers nevertheless agree, without exception, to make payment as stipulated, unless there was gross negligence by the Bank in its review.

第三節 擔保物約款

Section 3: Terms and Conditions of the Security

二十一、擔保物之範圍

21. Scope of the security

借款人及／或擔保物提供人所提供之擔保，均為本總約定書及授信條件契約書所稱之擔保物，借款人及擔保物提供人均同意適用本總約定書及授信條件契約書之規定。

Any security provided by the Borrowers and/or the Security Providers is equally the security referred to in this Master Agreement and the Credit Terms Agreement, and the Borrowers and the Security Providers each agree to the application of the provisions of this Master Agreement and the Credit Terms Agreement.

二十二、擔保物合法性之聲明及擔保物之補足或更換

22. Declaration of the lawfulness of the security and supplementation or replacement of security

借款人及／或擔保物提供人確實聲明，向 貴行提供之擔保物，完全為借款人及／或擔保物提供人合法所有，他人（含享有法定抵押權之承攬人）對於擔保物並無租賃或法定抵押權或其他擔保權益，或與他人訂立三七五減租條例租約或其他任何權利存在，並願聽憑 貴行隨時查驗，日後如發生任何糾葛，概由借款人及／或擔保物提供人自行理清，與 貴行無涉，且借款人及／或擔保物提供人願即更換 貴行同意之擔保物，若因此而致 貴行受損害時，借款人願負全部賠償責任。

The Borrowers and/or the Security Providers hereby truthfully declare that the security provided to the Bank is wholly and lawfully owned by the Borrowers and/or the Security Providers, and that no other person (including any contractor with a statutory mortgage right) holds any lease or statutory mortgage right or other security interest in the security, and that no lease has been entered into under the 37.5 Percent Farm Land Rent Reduction Act, and that no other rights or encumbrances exist in respect of the security. The Borrowers further consent to allow inspection by the Bank at any time. In the event of any dispute arising in respect of the security in the future, the dispute shall be resolved by the Borrowers and/or the Security Providers themselves, and the Bank shall be held free and harmless, and the Borrowers and/or the Security Providers also agree to immediately replace the security with a security acceptable to the Bank, and the Borrowers agree to bear full liability for damages for any resultant injury that may be incurred by the Bank.

擔保物如有毀損、滅失或價值減少時，或有此等情形而擔保物有保險，保險公司拒絕或遲延給付保險賠償金時：（1）若提供人即為借款人時，遠銀得定七日以上合理期間，要求提供人回復擔保物之原狀或提出經遠銀認可與減少價額相當之擔保，逾期不提出者，遠銀得要求借款人立即清償一切債務。（2）若提供人非借款人時，經遠銀依前款約定要求而提供人仍未履行時，遠銀得定七日以上合理期間，要求借款人提出經遠銀認可與減少價額相當之擔保，逾期不提出者，遠銀得要求借款人立即清償一切債務。

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If there is any damage, destruction, or loss of the security, or a reduction in its value, or if any of these circumstances occur to an insured security and the insurance company refuses or delays in paying the insurance claim, then: (1) If the Security Provider is the Borrowers, the Bank may set a reasonable period of 7 days or more and require the Security Provider to restore the security to its original condition or to provide security which the Bank recognizes as equivalent to the reduction in value of the original security, and if the Security Provider fails to provide the security by the time the period lapses, the Bank may require the Borrowers to immediately repay all debt. (2) If the Security Provider is not the Borrowers, and the Bank imposes the requirement under the preceding paragraph and the Security Provider fails to perform it, the Bank may set a reasonable period of 7 days or more and require the Borrowers to provide security which the Bank recognizes as equivalent to the reduction in value of the original security, and if the Borrowers fail to provide the security by the time period lapses, Far Eastern may require the Borrowers to immediately repay all debt.

擔保物若因公用徵收或其他原因，由第三人付款賠（補）償時， 貴行得直接領取該款項（如需協助配合辦理時，借款人及／或擔保物提供人同意無條件協助配合辦理），以抵償借款人對 貴行所負之債務。

If, because of eminent domain or some other reason, a third party is to make a payment of indemnification (or compensation) for the security, the Bank may directly collect that payment (if assistance is required to collect the payment, the Borrowers and/or the Security Providers agree unconditionally to cooperate in providing such assistance) in order to satisfy the debt owed to the Bank by the Borrowers.

二十三、擔保物之保險

23. Insurance of the security

凡擔保物之能保險者，借款人及／或擔保物提供人應以 貴行為優先受益人，投保適額保險。保險金額及條件應商得 貴行之認可，一切相關費用由借款人及／或擔保物提供人連帶負擔，所有保險單正本及保費收據副本應交付 貴行收執；如借款人及／或擔保物提供人怠於投保或續保、加保時， 貴行得以本總約定書及授信條件契約書為授權書代為投保、續保或加保，若由 貴行墊付保費者，借款人及／或擔保物提供人應立即償還，如未立即償還，借款人應自 貴行墊付保費之日起按 貴行基準利率加年率二．五％按日計付利息，並另按上開利率之百分之二十加計違約金，或 貴行得逕將之列入借款人授信金額，並自 貴行墊付保費之日起按各該筆授信利率還本付息。但 貴行並無代為投保、續保或加保，或墊付保費之義務。

For any and all security that is insurable, the Borrowers and/or the Security Providers shall insure the security for an appropriate amount, with the Bank as the preferred beneficiary. The insured amount and the terms and conditions shall be discussed with the Bank and its approval obtained, and all related fees and costs shall be jointly and severally borne by the Borrowers and/or the Security Provider. All originals of insurance policies and copies of premium receipts shall be delivered to and held by the Bank. If the Borrowers and/or Security Providers fail to fulfill their duties of insurance participation, renewal, or enrollment, the Bank may, on the basis of this Master Agreement and the Credit Terms Agreement as power of attorney, perform such insurance participation, renewal, or enrollment on their behalf, and if a disbursement for insurance premiums is made by the Bank, the Borrowers and/or the Security Providers shall immediately repay the amount disbursed, and if they fail to make immediate repayment, the Borrowers shall pay interest on a per diem basis calculated at the Bank's benchmark rate plus an additional 2.5 percent per annum, plus an additional penalty calculated at 20 percent of the aforesaid combined interest rate, or the Bank may proceed at its discretion to add the fee to the credit amount provided to the Borrowers, and the Borrowers shall accordingly pay the principal and interest on that amount from the date on which the premium disbursement was made at the interest rate for the given credit facility to which it is applicable. The Bank, however, does not have any obligation to handle insurance participation, renewal, or enrollment, or make disbursements for insurance premiums, on behalf of the Borrowers or Security Providers.

二十四、確保擔保物完整性之聲明及變更擔保物之程序

24. Declaration ensuring the integrity of the security and procedures for replacement of security

於所擔保之債務未全部清償前，非經 貴行書面同意，借款人及／或擔保物提供人不得將擔保物之全部或一部出售、讓與、出租、出借、遷移、拆除、改建、增建、抵押、出質、出典或設定任何負擔或處分，或為其他足以減少該擔保物價值之一切行為。如於設定擔保物權予 貴行之前，已有出租或出借等情事，借款人及／或擔保物提供人願於設定擔保物權之前，據實以書面通知 貴行，如有不實或違反前開約定，致 貴行以無租賃或無使用借貸狀況予以授信，因而受損害者，借款人及／或擔保物提供人願負一切民、刑事責任。

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Prior to full repayment of the debt that is secured, the Borrowers and/or the Security Providers may not, without the prior written approval of the Bank, sell, assign, lease, loan, relocate, remove, rebuild, make additions to, mortgage, pledge, issue a "dien" lease, create any encumbrance on, or dispose of, all or any part of the security, or take any action that would reduce the value of the security. If, prior to establishing a security interest in favor of the Bank, the security has already been leased or loaned, the Borrowers and/or the Security Providers agree to provide truthful notification to the Bank of such fact prior to the establishment of the security interest. In the event of any misrepresentation or a breach of the aforesaid stipulation, causing the Bank to provide credit as if there did not exist a lease or loan-for-use and suffer injury as a result, the Borrowers and/or Security Providers agree to bear all related civil and criminal liability.

擔保物如經 貴行同意由第三人占有使用或出租於第三人者，借款人於動用授信額度前，應使承租人或使用人出具書面，或於租賃、使用借貸契約中明示，如 貴行實行抵押權或質權或其他擔保物權，而以書面請求時，該租賃或使用借貸立即視為終止， 貴行並有代位主張終止之權。

When the Bank agrees that a third party may take possession of and use the security, or that it may be leased to a third party, the Borrowers, prior to utilizing the credit facility, shall cause the lessee or the user, in a written undertaking or in the lease agreement or loan-for-use agreement, to specify that if the Bank exercises its mortgage rights or pledge rights or other security interests and makes a claim in writing with respect thereto, the given lease agreement or loan-for-use agreement will immediately be deemed terminated, and the Bank will have the right to bring a subrogated claim for termination of the agreement.

擔保物之增建尚未保存登記者，借款人及／或擔保物提供人聲明確屬其所有，並視為已提供作為 貴行抵押之共同擔保物，將來辦妥保存登記後，同意無條件提供 貴行辦理抵押權追加設定，在未辦妥保存登記前，借款人及／或擔保物提供人同意 貴行實行抵押權時得一併執行，並有優先受償權。

When the initial registration of building ownership has not yet been performed for an addition to the security, the Borrowers and/or the Security Providers shall declare their factual ownership of the addition, and it will be deemed to have been provided for mortgaging to the Bank as joint security. The Borrowers and/or the Security Providers agree, after the initial registration of building ownership has subsequently been performed, to provide the addition unconditionally to the Bank for supplemental creation of mortgage rights thereon, and prior to performance of the initial registration of building ownership, the Borrowers and/or Security Providers agree that execution may take place against the addition to the security along with the security itself when the Bank exercises its mortgage rights, and that the Bank shall have senior priority in receiving repayment from the addition to the security.

如擬變更擔保物，亦須經獲 貴行書面同意方得辦理，如因之需辦理變更登記時，借款人及／或擔保物提供人願立即配合辦理變更登記應行之一切手續，並連帶負擔一切相關費用。

If a change in the security is planned, the written approval of the Bank must first be obtained before such a change is performed, and if a registration of the change is required as a result, the Borrowers and/or the Security Providers agree to cooperate in immediately carrying out all procedures required in connection with such registration, and to jointly and severally bear all related expenses.

二十五、質權人之保管責任

25. Custodial responsibility of the pledgee

擔保物為 貴行占有保管者，僅於 貴行有故意或重大過失時，始對於擔保物之毀損、喪失負其責任。

When the Bank takes possession and custody of the security, the Bank shall be liable for damage to or loss of the security only when it occurs through the intent or gross negligence of the Bank.

二十六、擔保物為物權證券之聲明

26. Declaration regarding security that consists of documents evidencing rights over things

擔保物如為提單、倉單等物權證券，借款人及／或擔保物提供人保證其文件內所載貨物之品質、種類、規格、數量及其他條件均與該等證券之文義所示者完全相符， 貴行並得隨時提取或查驗。如日後發現品質、種類或規格不符、數量短少或有其他虛偽等情事，借款人及／或擔保物提供人應立即更換或補足與該文件所載內容相符或相當之擔保物，或立即清償全部債務。

If the security consists of documents evidencing rights over things, such as bills of lading or warehouse receipts, the Borrowers and/or the Security Providers warrant that the quality, type, specifications, quantities, and other conditions of the goods set out therein are all in complete conformance with those indicated in the text of the relevant document, and the Bank may at any time withdraw or inspect such goods. If hereafter the quality, type, or specifications are found to not be in conformance, or there is a shortage in their quantity, or there is any other misrepresentation, the Borrowers and/or the Security Providers shall immediately replace or supplement the security so as to conform to or be equivalent with the conditions set out in the written document, or shall immediately repay the full amount of the debt.

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二十七、擔保物為有價證券之處理

27. Handling of security consisting of marketable securities

擔保物如為有價證券時：

When the security consists of marketable securities:

（一） 供擔保之有價證券之發行公司之財務或有價證券價格發生異常或鉅幅變化，或供擔保之有價證券價格減損達一定程度，依約定或 貴行規定有增加、更換或處分擔保物之必要時，借款人及／或擔保物提供人應立即通知 貴行，並與 貴行洽商，配合 貴行為適當之因應措施。

(1) When there is an irregularity or a major change in the financial condition of the issuer of marketable securities that are provided as security, or in the price of those securities, or there is a decline in the price of the marketable securities provided as security that reaches a specified degree at which an increase, replacement, or disposition of the security is required in accordance with stipulations or the Bank's rules, the Borrowers and/or the Security Providers shall immediately notify the Bank, and shall discuss the matter with the Bank and cooperate with the Bank in taking appropriate measures.

（二） 於借款人及／或擔保物提供人未為通知前，如 貴行知悉前款所稱之財務或有價證券價格發生異常或鉅幅變化，或供擔保之有價證券價格減損達一定程度之情形， 貴行認為有增加、更換擔保物或處分擔保物之必要，或減少授信額度或清償部份債務之必要時，借款人及／或擔保物提供人於接獲 貴行通知（包括書面、傳真或口頭通知）之次日內立即配合辦理，否則任由 貴行處分擔保物。以抵償借款人對 貴行所負之債務。

(2) If, prior to notification by the Borrowers and/or the Security Provider, the Bank becomes aware of circumstances stated in the preceding subparagraph, of an irregularity or a major change in the financial condition of the issuer of the marketable securities that are provided as security or in the price of those securities, or of a decline in the price of those securities that reaches a specified degree, and the Bank deems an increase, replacement, or a disposition of the security to be necessary, or deems it necessary for the amount of the credit facility to be reduced or for part of the debt to be repaid, the Borrowers and/or the Security Providers shall immediately cooperate by performing such matters on the day following receipt of notification from the Bank (including notification in writing, by fax, or orally), or otherwise the Bank will dispose of the security at its own discretion in order to satisfy the debt owed by the Borrowers to the Bank.

二十八、實行有價證券權利質權之授權

28. Authorization for exercise of pledged rights on marketable securities

貴行如實行有價證券之權利質權時，借款人及／或擔保物提供人茲同意並授權 貴行得逕予決定價格處分之，以所得價金沖償債務，絕無異議。如因涉及第三人以致發生任何糾葛時，均由借款人及／或擔保物提供人自行負責理清，倘 貴行因之受有損害，借款人及／或擔保物提供人願連帶負損害賠償責任。

If the Bank exercises pledged rights on marketable securities, the Borrowers and/or the Security Providers hereby agree and authorize the Bank to determine at its discretion the price at which the disposal of the securities will take place, and to use the price obtained to offset the debt, and shall have absolutely no recourse against such action. If any dispute arises due to the involvement of a third party, the Borrowers and/or the Security Providers shall in each case be responsible for its resolution themselves, and if the Bank suffers injury as a result, the Borrowers and/or the Security Providers agree to bear joint and several liability for damages.

二十九、擔保物及實行擔保物權有關費用之負擔

29. Responsibility for fees and expenses in relation to the security and exercise of security interests

借款人同意負擔所有與本總約定書及授信條件契約書擔保物有關之一切費用（包括但不限於倉租、運費、稅捐、維修費、登記費、訴訟費用及律師費等）。前述費用倘係由 貴行墊付時，借款人及／或擔保物提供人應立即償還，如未立即償還，借款人應自 貴行墊付費用之日起按 貴行基準利率加年率二．五％按日計付利息，並另按上開利率之百分之二十加計違約金，或 貴行得逕將之列入借款人授信金額，並自 貴行墊付費用之日起按各該筆授信利率還本付息。

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The Borrowers agree to bear all fees and expenses in relation to this Master Agreement and the Credit Terms Agreement (including but not limited to warehousing fees, shipping fees, tax payments, maintenance, registration charges, and litigation fees and attorney fees). If the Bank makes an advance disbursement for any of the aforesaid fees, the Borrowers and/or the Security Providers shall immediately repay the Bank, and if they fail to do so, the Borrowers shall pay interest at the Bank's benchmark rate plus an additional 2.5 percent per annum, on a per diem basis, from the date on which the disbursement was made, and an additional 20 percent of the aforementioned combined interest rate shall be added as a penalty, or the Bank may proceed at its discretion to add the unpaid fees or expenses to the credit amount provided to the Borrowers, and the Borrowers shall accordingly pay the principal and interest on the additional amount from the date on which the disbursement was made at the interest rate for the given credit facility to which it is applicable.

貴行因實行擔保物權所支出之一切費用，概由借款人及／或擔保物提供人連帶負擔。前述費用倘係由 貴行墊付時，借款人及／或擔保物提供人應立即償還，如未立即償還，借款人應自 貴行墊付費用之日起按 貴行基準利率加年率二．五％按日計付利息，並另按上開利率之百分之二十加計違約金，或 貴行得逕將之列入借款人授信金額，並自 貴行墊付費用之日起按各該筆授信利率還本付息。

The Borrowers and/or the Security Providers shall jointly and severally bear all expenditures made by the Bank for fees and expenses in connection with its exercise of security interests. When the aforesaid fees or expenses are disbursed in advance by the Bank, the Borrowers and/or the Security Providers shall immediately repay the Bank, and if they fail to do so, the Borrowers shall pay interest at the Bank's benchmark rate plus an additional 2.5 percent per annum, on a per diem basis, from the date on which the disbursement was made, and additionally a penalty shall be imposed and calculated at 20 percent of the aforementioned combined interest rate, or the Bank may proceed at its discretion to add the unpaid fees or expenses to the credit amount provided to the Borrowers, and the Borrowers shall accordingly pay the principal and interest on the additional amount from the date on which the disbursement was made at the interest rate for the given credit facility to which it is applicable.

三十、擔保物之管理

30. Administration of the security

擔保物如需登記、移倉、占有、管理、過戶或辦理其他手續者，借款人及／或擔保物提供人均願照辦，其費用由借款人及／或擔保物提供人連帶負擔。如有違反法令致有罰款或扣留等情事，均由借款人及／或擔保物提供人自行負責理清，概與 貴行無涉。

If it is necessary that registration, relocation, taking possession of, administration, transfer of title, or other procedures be carried out with regard to the security, the Borrowers and/or the Security Providers each agree to carry out the required procedures and to jointly and severally bear the fees in relation to such procedures. If a violation of the law occurs resulting in circumstances such as a fine or seizure of the security, the Borrowers and/or the Security Providers shall in each case be responsible for resolving the matter themselves, and the Bank shall be held harmless.

擔保物為動產而由借款人及／或擔保物提供人占有時，其堆存地點及保管方法， 貴行有權決定，並得隨時查驗。如 貴行認為堆存地點及保管方法不當時， 貴行得限期要求借款人及／或擔保物提供人遷移或改善，借款人及／或擔保物提供人願立即照辦，其所需一切相關費用，由借款人及／或擔保物提供人連帶負擔。 貴行依法行使權利占有擔保物時，除 貴行有故意或重大過失外，不負決定遷移之錯誤或不遷移而遭受損失之責任。

When the security consists of movables in the possession of the Borrowers and/or the Security Provider, the Bank shall have the right to determine the place where the security is collected and stored and the method of its custody, and may inspect the security at any time. If the Bank deems the place of its storage and collection or the method of custody to be inappropriate, it may require the Borrowers and/or the Security Providers to relocate the security or improve the manner of its custody by a specified deadline, and the Borrowers and/or Security Providers shall immediately comply and shall jointly and severally bear all related fees and expenses. If the Bank duly exercises its right under the law to take possession of the security, then except in the case of intent or gross negligence on the part of the Bank, it shall bear no liability for any loss that may occur to the security resulting either from a mistaken decision regarding relocation of the security or from not relocating the security.

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三十一、請求更換擔保物之處理

31. Handling of a request for replacement of the security

擔保物提供人欲請求更換擔保物時，應經 貴行之同意，且為兼顧擔保物提供人之利益及不減損連保人之擔保利益，擔保物提供人亦應取得全體連保人之書面同意後，始得為之。

When any of the Security Providers wishes to request replacement of security, the Bank's consent shall first be obtained, and consideration shall be given to both the interests of the Security Providers and to not impairing the security interests of the Guarantors; the Security Providers shall also obtain the written consent of all Guarantors prior to performing the replacement.

三十二、擔保物之返還

32. Return of the security

如借款人已全數清償抵押權、其他擔保物權或擔保物所擔保之所有 貴行之債權，不再動用本總約定書及授信條件契約書下之授信額度，並經查於 貴行並無其他債務時(包括但不限於或有債務)， 貴行應依借款人之請求出具債務清償證明書予借款人，以協助借款人及／或擔保物提供人辦理塗銷抵押權登記或其他登記事項，或返還擔保物予借款人及／或擔保物提供人以消滅動產質權或權利質權。

If the Borrowers have satisfied in full all of the Bank's creditor's rights that are secured by a mortgage or other security interest or security, and does not further utilize the credit facility under this Master Agreement or the Credit Terms Agreement, and if an inspection reveals no further debt to the Bank (including but not limited to contingent debt), the Bank shall issue to the Borrowers at the Borrowers' request a Certificate of Discharge of Debt, in order to assist the Borrowers and/or the Security Providers with carrying out cancellation of the mortgage registration or other registration matters, or shall return the security to the Borrowers and/or the Security Providers in order to extinguish a pledge of movable property or pledges of rights.

借款人對 貴行之債務如已全數清償者，除借款人及／或擔保物提供人本人外，凡持有 貴行發給借款人及／或擔保物提供人之擔保物收據、保管證、存摺、借款人及／或擔保物提供人之印鑑或借款人及／或擔保物提供人之委託書，向 貴行請求返還擔保物、權利憑證或其他有關文件者，均視為借款人及／或擔保物提供人之代理人， 貴行得准予返還。

If the Borrowers' debt to the Bank has been discharged in full, then aside from the Borrowers and/or the Security Providers themselves, any person holding a receipt for the security, certificate of custody, or passbook issued by the Bank to the Borrowers and/or the Security Providers or a seal or a power of attorney of the Borrowers and/or Security Providers who requests a return of the security, a rights certificate, or other related document from the Bank will in each case be deemed an agent of the Borrowers and/or the Security Provider, and the Bank may approve the return.

三十三、進口融資或信用狀之擔保

33. Securing import financing or letters of credit

借款人同意提供進口融資各項或各筆信用狀項下之貨運單據及進口貨品為本總約定書及授信條件契約書授信之擔保，並以本總約定書及授信條件契約書為提供擔保之證明，如貨品寄達而借款人不向 貴行領取貨運單據或逾清償期不向 貴行贖單時， 貴行得逕行提貨，並實行擔保物權，以所得價款償還借款人對 貴行之債務。如有不足，借款人應立即清償。

The Borrowers agree to provide the shipping documents and the imported goods as security for import financing and letters of credit under this Master Agreement and the Credit Terms Agreement, and with this Master Agreement and the Credit Terms Agreement as documentary proof of the provision of such security, if the shipment of goods arrives and the Borrowers fail to obtain the shipping documents from the Bank or fails to retire the documents with the Bank when the period for repayment has passed, the Bank may proceed to take delivery of the goods and exercise its security interests, using the price obtained from the goods to repay the Borrowers' debt to the Bank. If the price is insufficient for repayment, the Borrowers shall immediately discharge the remaining debt.

~~三十四、最高限額抵押權及其他擔保物權之擔保範圍~~

~~34. The scope secured by any credit line mortgage and by any other security interest~~

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~~借款人及／或擔保物提供人提供 貴行所設定之最高限額抵押權，係於設定之最高擔保金額範圍內，於該抵押權存續期間，借款人對於 貴行現在（包括過去之債務現在尚未清償者）及將來所負下列之債之關係所生一切債務：~~

~~The scope secured by any credit line mortgage created by the Borrowers and/or the Security Providers in favor of the Bank, within the scope of the maximum secured amount, during the duration of the mortgage, is all debt arising in connection with current debt (including past debt owed and not yet repaid) and future debt owed by the Borrowers to the Bank, in connection with any of the following:~~

~~☑ 借款、墊款、應收帳款融資、票據、承兌、透支、貼現、買入光票、保證；~~

~~☑ loans, advances, receivables financing, negotiable instruments, acceptances, overdrafts, discounts, negotiation of clean bills, and guarantees;~~

~~☑ 委任保證、委任承兌、委任開發信用狀、國內外進出口外匯業務；~~

~~☑ authorized guarantees, authorized acceptances, authorized letters of credit, foreign and domestic import/export foreign exchange business;~~

~~☑ 應收帳款承購業務、應收帳款貿易保障業務；~~

~~☑ receivables factoring and receivables/trade guarantees;~~

~~☑ 衍生性金融商品交易業務；~~

~~☑ financial derivatives trading;~~

~~☑ 信用卡契約、特約商店契約、其他基於業務往來所衍生（如授信因不成立、無效或被撤銷所衍生之債務等），~~

~~☑ credit card contracts, contracts with designated merchants, and other debt deriving from business transactions (such as debt arising when a credit facility cannot be established or is void or revoked),~~

~~(以上勾選事項如非屬約定擔保範圍內者，請以橫線刪除，並加蓋印鑑或簽章)~~

~~(please strike out with a horizontal line any of the items checked above which do not fall within the stipulated scope of the security, and add your seal or signature)~~

~~暨其利息、遲延利息、違約金、代墊費用、相關費用（例如取得執行名義費用、保全抵押物之費用、實行抵押權之執行費用、因本總約定書及授信條件契約書而生之訴訟費用等）、匯率變動、損害賠償、掛帳利息、費用及其他從屬於主債務之負擔，為其擔保範圍。~~

~~and related interest, default interest, penalties, disbursements, related fees (such as fees for obtaining title of execution, fees for perfection of mortgage collateral, expenses for the execution/enforcement of the mortgage, or litigation expenses arising in connection with this Master Agreement or the Credit Terms Agreement), exchange rate fluctuations, damages, interest in suspense, fees, and other obligations connected to the principal debt.~~

~~借款人及／或擔保物提供人提供 貴行所設定之動產或權利質權，或其他擔保物權，係以借款人對於 貴行現在（包括過去之債務現在尚未清償者）及將來所負下列之債之關係所生一切債務：~~

~~The scope secured by any pledge of moveable property or pledge of rights, or other security interest, created by the Borrowers and/or the Security Providers in favor of the Bank is all debt arising in connection with current debt (including past debt owed and not yet repaid) and future debt owed by the Borrowers to the Bank, in connection with any of the following:~~

~~☑ 借款、墊款、應收帳款融資、票據、承兌、透支、貼現、買入光票、保證；~~

~~☑ loans, advances, receivables financing, negotiable instruments, acceptances, overdrafts, discounts, negotiation of clean bills, and guarantees;~~

~~☑ 委任保證、委任承兌、委任開發信用狀、國內外進出口外匯業務；~~

~~☑ authorized guarantees, authorized acceptances, authorized letters of credit, foreign and domestic import/export foreign exchange business;~~

~~☑ 應收帳款承購業務、應收帳款貿易保障業務；~~

~~☑ receivables factoring and receivables/trade guarantees;~~

~~☑ 衍生性金融商品交易業務；~~

~~☑ financial derivatives trading;~~

~~☑ 信用卡契約、特約商店契約、其他基於業務往來所衍生（如授信因不成立、無效或被撤銷所衍生之債務等），~~

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~~☑ credit card contracts, contracts with designated merchants, and other debt deriving from business transactions (such as debt arising when a credit facility cannot be established or is void or revoked),~~

~~(以上勾選事項如非屬約定擔保範圍內者，請以橫線刪除，並加蓋印鑑或簽章)~~

~~(please strike out with a horizontal line any of the items checked above which do not fall within the stipulated scope of the security, and add your seal or signature)~~

~~暨其利息、遲延利息、違約金、代墊費用、相關費用（例如取得執行名義費用、保全抵押物之費用、實行抵押權之執行費用、因本總約定書及授信條件契約書而生之訴訟費用等）、匯率變動、損害賠償、掛帳利息、費用及其他從屬於主債務之負擔，為其擔保範圍。~~

~~and related interest, default interest, penalties, disbursements, related fees (such as fees for obtaining title of execution, fees for perfection of mortgage collateral, expenses for the execution/enforcement of a mortgage, or litigation expenses arising in connection with this Master Agreement or the Credit Terms Agreement), exchange rate fluctuations, damages, interest in suspense, fees, and other obligations connected to the principal debt.~~

~~擔保物提供人同意，擔保物擔保之債權如已屆清償期而借款人未為清償時，擔保物所有權移屬於 貴行，擔保物提供人並願隨時配合 貴行辦理設定登記，並於擔保物擔保之債權屆清償期而借款人未為清償時，會同 貴行為擔保物所有權移轉登記，惟 貴行有權但無義務依前述約定要求擔保物提供人將擔保物所有權移屬於 貴行，且得於擔保物所有權移轉登記予 貴行前，片面通知擔保物提供人解除本條款之約定。 貴行請求擔保物提供人為擔保物所有權之移轉時，擔保物價值超過擔保債權部分，應返還擔保物提供人；不足清償擔保債權者，仍得請求債務人清償。擔保物提供人在擔保物所有權移轉於 貴行前，得清償擔保物擔保之債權，以消滅該抵押權。~~

~~The Security Providers agree that if the creditor's rights that are secured by the security have not been discharged by the Borrowers by the time the payment is due, ownership of the security will be transferred to the Bank. The Security Providers also agree to cooperate with the Bank at any time in performing matters required for the creation and registration of the security interest, and if the creditor's rights which are secured by the security have not been discharged by the Borrowers by the time the payment is due, to cooperate with the Bank to register the transfer of ownership. The Bank, however, while entitled to require the Security Providers to transfer ownership of the security to it in accordance with the preceding stipulation, is not obligated to do so, and may, prior to the registration of the transfer of ownership, unilaterally notify the Security Providers that the stipulations of this clause are rescinded. When the Bank does require the transfer of ownership of the security to it by the Security Provider, that portion of the value of the security in excess of the creditor's rights it secures shall be returned to the Security Provider; when the security is insufficient to discharge the creditor's rights that it secures, the Bank may still require the debtor to discharge the debt. Prior to the transfer of ownership of the security to the Bank, the Security Providers may discharge the creditor's rights that are secured by the security in order to extinguish the mortgage on the security.~~

~~擔保物所擔保之債務確定前，提供人同意遠銀得將最高限額抵押權之全部或分割其一部讓與他人或使他人成為最高限額抵押權之共有人，並願隨時配合辦理登記。~~

~~Prior to determination of the debt that is secured by the security, the Security Providers agree that the Bank may assign the whole of the credit line mortgage to others or partition it and assign part to others as co-owners of the credit line mortgage, and agree to cooperate in carrying out registration.~~

第四節 借款人之告知義務

Section 4: The Borrowers' Obligation to Give Notice

三十五、借款人之告知義務

35. The Borrowers' obligation to give notice

借款人同意，如發生下列情事時，應立即通知 貴行並與 貴行協商適當之處置措施：

The Borrowers agree that, given the occurrence of any of the following circumstances, they shall immediately notify the Bank and consult with it regarding the appropriate method of disposition:

（一） 借款人及／或連保人，因合併、購併或取得、處分重大資產而有影響借款人及／或連保人授信債務之清償能力之虞，或連保人擔保能力之虞時；

(1) When there is a likelihood that the ability of any of the Borrowers and/or the Guarantors to repay the credit facility debt, or the Guarantors' ability to secure the debt, will be affected due to a merger or acquisition or the acquisition or disposal of major assets by or of the Borrowers and/or the Guarantors;

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（二） 借款人及／或連保人之重要股東或董事之財務發生重大變化而有影響借款人及／或連保人授信債務之清償能力之虞，或連保人擔保能力之虞時；

(2) When there is a likelihood that the ability of any of the Borrowers and/or the Guarantors to repay the credit facility debt, or the Guarantors' ability to secure the debt, will be affected due to a material change in the finances of a major shareholder or a director of the Borrowers and/or the Guarantors;

（三）借款人及／或連保人為第三人擔保債務者（包括以票據背書、保證或為共同發票人之方式為擔保者），其主債務人之財務惡化，借款人及／或連保人有代為履行之虞，預期因其履行之結果有影響借款人及／或連保人對於授信債務之清償能力之虞，或連保人擔保能力之虞時；

(3) When any of the Borrowers and/or the Guarantors have secured a debt for a third party (including by endorsement of a negotiable instrument, guarantee, or provision of security as a co-drawer of a negotiable instrument) and the financial condition of the principal obligor deteriorates and there is a likelihood that the Borrowers and/or the Guarantor will be required to perform the obligation on behalf of the principal obligor, and it is anticipated that the results of their performance will affect the ability of the Borrowers and/or the Guarantors to repay the credit facility debt, or the Guarantors' ability to secure the debt;

（四）借款人及／或連保人對於第三人有債權，該債務人財務惡化有不能清償之虞，或借款人及／或連保人之應收帳款有不能收回或甚難以收回之虞，預期因其無法受償之結果有影響借款人及／或連保人對於授信債務之清償能力之虞，或連保人擔保能力之虞時；

(4) When the Borrowers and/or the Guarantors have creditor's rights against a third party, and the debtor is unable to repay the debt due to deterioration in its financial condition, or there is a likelihood that receivables of the Borrowers and/or the Guarantors will be difficult or impossible to recover, and it is anticipated that the results of being unable to receive payment will affect the ability of the Borrowers and/or the Guarantors to repay the credit facility debt, or the Guarantors' ability to secure the debt;

（五） 有影響借款人及／或連保人股票市場交易價格之重大訊息或重大交易時；

(5) When any material information or material transaction affects the market trading price of stock of the Borrowers and/or the Guarantors;

（六） 借款人及／或連保人對於 貴行以外之其他債權人不能履行債務時；

(6) When the Borrowers and/or the Guarantors is unable to perform a debt obligation to another creditor besides the Bank;

（七） 借款人及／或連保人涉及財產訴訟，不論其為原告或被告，而該訴訟對其資產有重大影響時；

(7) When the any of the Borrowers and/or the Guarantors is involved in a property suit, whether as plaintiff or defendant, and the suit has a material bearing on their assets;

（八） 借款人及／或連保人之重要資產遭受查封或財務狀況發生重大不利之變化時；

(8) When material assets of any of the Borrowers and/or the Guarantors are subject to attachment or there is a material adverse change in their financial condition;

（九） 借款人及／或連保人有違反法律、命令或規定之情事，而其結果將影響借款人及／或連保人對於授信債務之清償能力或連保人之擔保能力之虞時；

(9) When the results of a violation of law, order, or regulation by any of the Borrowers and/or the Guarantors will affect the ability of the Borrowers and/or the Guarantors to repay the credit facility debt, or the Guarantors' ability to secure the debt;

（十） 借款人及／或連保人經營其業務或持有其財產所需之許可、核准、同意或證照被撤銷、廢止或失效時；

(10) When the permission, approval, consent, or license allowing any of the Borrowers and/or the Guarantors to operate their business or hold their property is voided, revoked, or lapses in effect;

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(十一) 連保人擔任借款人董事、監察人或其他有代表權之人者，如有離職、辭任、解任或任何無法繼續擔任前述職務之情事時。

(11) When any of the Guarantors serving in a capacity of a director, supervisor, or other person with representative powers of the Borrowers departs or resigns from the position or is dismissed or unable to continue to hold the aforementioned position for whatever reason.

如有上述情事之一發生，借款人未立即通知 貴行，或未與 貴行達成適當處置之協議時，視為借款人違約， 貴行得停止借款人授信之動用，或減少總額度或單項額度之全部或部分，或縮短授信期限；如因上述第十一款情事發生，借款人未立即通知 貴行，致 貴行受有損害者，借款人並應另負損害賠償責任。

Given the occurrence of any of the above circumstances, if the Borrowers fail to immediately notify the Bank, or fail to reach agreement with the Bank on an appropriate method of disposition, the Borrowers will be deemed to be in default, and the Bank may suspend the Borrowers' utilization of the credit facility, or reduce the comprehensive credit limit or some or all single credit limits, or may shorten the credit period. In addition, given the occurrence of subparagraph (11), if the Borrowers fail to immediately notify the Bank and thereby cause damage to the Bank, the Borrowers shall also be liable for compensation of the damage incurred.

第五節 債權保全約款

Section 5: Terms and Conditions Regarding Perfection of Creditor's Rights

三十六、加速條款一

36. Acceleration Clause 1

借款人有下列情形之一者，毋須通知，本總約定書及授信條件契約書下之債務立即視為全部到期，借款人當然喪失期限利益，應立即全部清償；惟 貴行得選擇與通知借款人僅本總約定書及授信條件契約書下某一特定授信到期，或得停止借款人授信之動用，或減少總額度或單項額度之全部或部分，或縮短授信期限：

When any of the following circumstances applies to any of the Borrowers, the full amount of the debt under this Master Agreement and the Credit Terms Agreement will be deemed to have immediately reached maturity, without requirement of notification, and the Borrower will ipso facto lose the benefit of the repayment period and shall immediately discharge the full amount of the debt; the Bank, however, may choose to notify the Borrower of the maturity of only one specific credit facility under this Master Agreement or the Credit Terms Agreement, or may suspend the Borrowers' utilization of credit facilities, or may reduce the comprehensive credit limit or some or all single credit limits, or may shorten the credit period:

(一) 任何一宗債務不依約清償本金時〈包括本息攤還之情形〉；

1. When the principal of any debt is not paid as stipulated (including amortization of principal and interest);

(二) 依破產法或消費者債務清理條例聲請和解、聲請宣告破產、聲請公司重整、經票據交換所通知拒絕往來、停止營業或清理債務時；

2. When there is a filing for composition or declaration of bankruptcy under the Bankruptcy Act or the Consumer Debt Clearance Act, or a filing for company reorganization, or there is a notice of blacklisting by a bills clearing house, or suspension of business, or liquidation of debt;

(三) 依約定原負有提供擔保之義務而不提供時；

3. When a Borrower has a stipulated obligation to provide security but does not provide it;

(四) 因死亡而其繼承人聲明為拋棄繼承時；

4. When, upon a Borrower's death, a successor declares a waiver of succession;

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(五) 因刑事而受沒收主要財產之宣告時。

5. There is a declaration of confiscation of any major property of a Borrower due to a criminal matter.

三十七、加速條款二

37. Acceleration Clause 2

借款人有下列情形之一，經 貴行訂定合理期間及方法通知或催告補足或改正，借款人未於期限內補足或改正者，或其補足或改正方法未被 貴行接受時，本總約定書及授信條件契約書下之債務於期限屆滿時視為全部到期，借款人當然喪失期限利益，應立即全部清償；惟 貴行得選擇與通知借款人僅本總約定書及授信條件契約書下某一特定授信到期，或得停止借款人授信之動用，或減少總額度或單項額度之全部或部分，或縮短授信期限：

When any of the circumstances below applies to any of the Borrowers, and the Bank has given a notification or demanded that the Borrowers make up a shortfall or make corrections within a reasonable time limit set by the Bank, and the Borrowers have failed to make up the shortfall or make corrections by the deadline, or the Borrowers' means of making up the shortfall or making corrections have not been accepted by the Bank, then all debt under this Master Agreement and the Credit Terms Agreement will be deemed to be at maturity at the end of that period, and the Borrowers will ipso facto lose the benefit of the repayment period and shall immediately discharge the full amount of the debt. The Bank, however, may choose to notify the Borrowers of the maturity of only one specific credit facility under this Master Agreement or the Credit Terms Agreement, or may suspend the Borrowers' utilization of credit facilities, or may reduce the comprehensive credit limit or some or all single credit limits, or may shorten the credit period:

一、   任何一宗債務不依約付息時；

1. The interest on any debt is not paid as stipulated;

二、   擔保物被查封或擔保物滅失、價值減少或不敷擔保債權時；

2. The security is attached, or is lost or destroyed, or is reduced in value, or is inadequate to secure the creditor's rights;

三、   借款人對 貴行所負債務，其實際資金用途，與 貴行核定用途不符時；

3. The Borrowers' actual use of the funds under the debt owed to the Bank does not conform with the use approved by the Bank;

四、   受強制執行或假扣押、假處分或其他保全處分，致 貴行有不能受償之虞時；

4. Any of the borrowers is subject to compulsory execution, provisional attachment, provisional injunction, or other protective measures, resulting in a likelihood that the Bank will not be able to receive repayment;

五、   借款人客觀上已發生債信不良或債信貶落之情事時；

5. Any of the Borrowers has objectively become uncreditworthy or suffered a deterioration in creditworthiness;

六、   借款人未履行或不能履行本總約定書及／或授信條件契約書下任一義務時。

6. Any of the Borrowers has not performed or is not capable of performing any one of the obligations under this Master Agreement and/or the Credit Terms Agreement.

三十八、抵銷及留置

38. Set-off and lien

借款人有任何一筆債務到期未受清償者（無論係已屆清償期，或因加速條款致債務視為到期，或停止授信之動用，或減少授信額度，或縮短授信期限時）；或借款人客觀上已發生債信不良或債信貶落之情事， 貴行認為有立即保全債權之必要者，縱債務之清償期尚未屆至，或仍屬或有負債， 貴行均有權對於借款人以存儲、保管、信託或其他方式存放於 貴行之現金、證券、託管物或其他財產，及對於 貴行之一切債權主張留置及抵銷；或 貴行亦得逕自決定將上述借款人之財產及對於 貴行之債權轉帳撥入 貴行之暫收款帳戶；或一經 貴行要求，借款人應立即提供保證金或其他 貴行認可之擔保品，俾於債務之清償期尚未屆至前或仍屬或有負債時，保全 貴行之債權。但有下列情形之一，不得主張抵銷：

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If any of the Borrowers has any debt that has matured and has not been repaid (without regard to whether the repayment period has ended, or the debt is deemed to have reached maturity due to an acceleration clause, or utilization of a credit facility has been suspended, or a credit limit has been reduced, or the repayment period has been shortened), or if a Borrower has objectively become uncreditworthy or suffered a deterioration in creditworthiness, and the Bank deems it necessary to immediately perfect its creditor's rights, then even if the repayment period has not ended or the debt is still only contingent debt, the Bank in each case is entitled to claim lien and set-off against any cash, securities, items placed in trust, or other property deposited, placed in custody, placed in trust, or in another manner placed with the Bank by the Borrowers, as well as against all their creditor's rights against the Bank, or the Bank also may proceed at its own discretion to transfer the aforementioned property of the Borrowers or the Borrowers' creditor's rights against the Bank into the Bank's temporary receipts account, or, at the Bank's demand, the Borrowers shall immediately provide a bond or other collateral approved by the Bank, in order to perfect the creditor's rights of the Bank prior to the end of the repayment period for the debt or while the debt is still only contingent debt. Under any of the following circumstances, however, the Bank may not claim set-off:

一、   法令有禁止抵銷之規定者；

1. When laws or regulations prohibit set-off;

二、   借款人與 貴行間有約定不得抵銷者；

2. When the Borrowers and the Bank have stipulated that there may be no set-off;

三、   基於無因管理或第三人因交易關係經由委任 貴行向借款人付款者。

3. When due to spontaneous agency (negotiorum gestio) or as authorized by a third party due to a trade relationship, the Bank makes a payment to the Borrowers.

貴行主張抵銷時，如涉及外幣，依當時 貴行牌告之即期賣出匯率計算轉換為主動債權幣別抵償之。

When the Bank's claim for set-off involves foreign exchange, the Bank will calculate the conversion to the currency of the active claim at its then-current spot selling rate in order to satisfy the debt.

借款人之其他債權人對借款人之存款或其他債權為強制執行或其他類似效果之法律行為時， 貴行得於授信餘額中相當於借款人就前述強制執行所實際扣押之存款或其他債權之數額，逕以該存款或其他債權抵銷借款人對 貴行之債務， 貴行並立即以電話、傳真或書面通知借款人。

When any other of the Borrowers' creditors initiate compulsory execution or another juristic act with similar effect against the Borrowers' deposits or other creditor's rights, then the Bank, for an amount within the credit balance equivalent to the amount actually attached in the aforesaid compulsory execution, may set off those deposits or other creditor's rights against the debt owed by the Borrowers to the Bank, and shall immediately inform the Borrowers by telephone, fax, or in writing.

貴行前三項抵銷，自登帳扣抵時即生抵銷之效力。 貴行發給借款人之存款憑單、摺簿或其他憑證，於抵銷之範圍內失其效力。

Set-off by the Bank under the preceding three paragraphs shall become effective from the date and time on which the deduction from the account is recorded; any account deposit receipt, passbook, or other vouchers issued to the Borrowers by the Bank will cease to be effective to the extent of the amount of the set-off.

第六節 其他約款

Section 6: Other Terms and Conditions

三十九、各項文件之效力

39. Effectiveness of documents

借款人依各種授信往來對於 貴行所出具或訂立之各項單據、文件均為本總約定書及授信條件契約書之一部分，除各該項單據、文件另有訂定外，應適用本總約定書及授信條件契約書之規定。

The Borrowers shall deem each voucher or document issued or established by the Bank in accordance with the various credit transactions to be an integral part of this Master Agreement and the Credit Terms Agreement, and except where otherwise stipulated in any individual voucher or document, the provisions of this Master Agreement and the Credit Terms Agreement shall apply.

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四十、通知之方法

40. Means of notification

本總約定書及授信條件契約書下之各項通知或請求，除另有約定外，均應以書面，並得以傳真為之。受通知時，借款人同意借款人間互為送達代收人，並以對借款人中一人為通知時，即發生對全體送達之效力。

Except where otherwise stipulated, any notification or claim made pursuant to this Master Agreement or the Credit Terms Agreement shall be made in writing, and may also be made by fax. When notification is received, the Borrowers agree that each Borrower shall serve as agent for service of process for the others, and that when notification is given to any one of the Borrowers, the notification is effective with respect to the Borrowers collectively.

前項通知或請求之通訊地址及傳真號碼如末頁之所載。如有變更，當事人應以書面通知他方變更後之新通訊地址及傳真號碼；如未即以書面通知者，於一方依原通訊地址或傳真號碼發出通知或請求後，經通常之郵遞期間或收到傳真確認之回條時即視為送達。一方發出傳真後並另寄信函確認之通知或請求，以傳真或信函之先到達者，視為該意思表示之送達時間。

The delivery address and the fax number for the notifications or claims of the preceding paragraph are as given in the final page of this Master Agreement. In the event of a change, the given party shall notify the other party in writing of the new delivery address and fax number effective after the change; in the event of failure to provide immediate notification, any notification or claim issued by any party on the basis of the original delivery address or fax number will be deemed to have been delivered after the usual period for mail service or after receipt of the fax delivery confirmation slip. When any party issues a notification or a claim by sending a fax and then also sending a confirmation letter, the sender's expression of intent will be deemed to have been delivered at whichever time the document first arrived, whether by letter or by fax.

借款人茲同意 貴行為金融資產證券化目的而為債權讓與時，得以公告方式取代通知。

The Borrowers hereby agree that public announcement may take the place of notification for any assignment of creditor's rights by the Bank for the purpose of financial asset securitization.

四十一、電子訊息

41. Electronic messages

借款人透過交換電子訊息與 貴行進行交易者，如因電子訊息傳遞上之中斷、錯誤、不可抗力或其他不可歸責於 貴行之事由，致交易不成立或成立之交易與借款人之意思相異者， 貴行不負任何責任。

The Bank bears no responsibility when the Borrowers conducts transactions with the Bank by means of an exchange of electronic messages, and due to an interruption or error in the transmission of the messages or to a force majeure event or other factors not attributable to the Bank, the transaction is not completed, or is completed but not as intended by the Borrowers.

四十二、影響權益事項變更之通知及印鑑變更或註銷

42. Notification of changes in matters affecting rights and interests and change of or cancellation of seals

借款人如有名稱、組織、章程、印鑑、代表人、代表人之權限範圍或其他足以影響 貴行權益之情事發生時，應即以書面將變更之情事通知 貴行，並辦理變更或註銷留存印鑑之手續。於未以書面通知變更之情事或完成變更或註銷留存印鑑手續前， 貴行依變更前之狀態或原留存印鑑所為之交易，借款人仍完全負其責任，如因而造成 貴行之損害，並願負賠償之責。

If there is any change in any of the Borrowers' name, organization, articles of incorporation, seal (chop), representative, the scope of the representative's authorization, or the occurrence of any other matter sufficient to affect the Bank's rights and interests, the Borrowers shall immediately provide written notice of the matter to the Bank, and shall carry out any necessary procedures for a change of or cancellation of its seal of record. Before written notice of a change has been given, or before the completion of the procedures for a change of or cancellation of the seal of record, the Bank will perform transactions on the basis of the status prior to the change or on the basis of the original seal of record. The Borrowers will be liable for any and all such transactions, and shall be liable for damages if such transactions result in injury to the Bank.

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四十三、授權

43. Authorization

凡 貴行持有借款人所簽發之本票者，借款人茲授權 貴行於行使票據上權利時，得逕行填載到期日及利率，絕無異議。

The Borrowers, for all promissory notes signed/issued by them and held by the Bank, hereby authorize, without recourse, the Bank to fill out the date of maturity and interest rate at its own discretion at the time the Bank exercises its rights with respect to negotiable instruments.

四十四、拋棄及分別性

44. Waiver and severability

本總約定書及授信條件契約書如有任何規定成爲不合法、無效或無法執行時，不影響本總約定書及授信條件契約書其他規定之合法性、有效性及執行力。

If any provision of this Master Agreement or the Credit Terms Agreement becomes unlawful, void, or unenforceable, the lawfulness, effectiveness, and enforceability of the remaining provisions of this Master Agreement and the Credit Terms Agreement shall not be affected.

任一方當事人不行使本總約定書及授信條件契約書下之權利者，不得視爲該權利之拋棄；該等權利之部分行使亦不得視爲排除或放棄行使其他部分之權利。

The failure by any party to exercise its rights under this Master Agreement or the Credit Terms Agreement may not be deemed a waiver of such rights; in addition, the partial exercise of those rights may not be deemed to preclude or waive the exercise of any other rights.

四十五、約款標題

45. Headings of terms and conditions

本總約定書及授信條件契約書各約款之標題僅供方便查詢而設，不得僅以標題作為解釋各約款之依據。

The headings of each of the terms and conditions in this Master Agreement and the Credit Terms Agreement are provided for ease of reference only, and the meaning of each of the terms and conditions may not be construed based solely on the heading.

四十六、約款之適用

46. Applicability of terms and conditions

借款人、擔保物提供人未約定往來之事項，本總約定書及授信條件契約書相關約款之規定不適用之。

The provisions of the relevant terms and conditions in this Master Agreement and the Credit Terms Agreement shall not apply to any transaction matters not stipulated by the Borrowers and the Security Providers.

四十七、未約定事項之處理原則

47. Principles for handling of matters not stipulated

本總約定書及授信條件契約書所未約定事項，悉依有關法令辦理之，或由借款人、擔保物提供人與 貴行雙方依誠信原則協議之。

Any matters not stipulated in this Master Agreement or the Credit Terms Agreement shall be conducted in accordance with the applicable laws and regulations, or an agreement shall be reached between the Borrowers, Security Providers, and the Bank based on the principle of good faith.

四十八、合意管轄及準據法

48. Agreement on competent court and governing law

如因本總約定書及授信條件契約書涉訟者，借款人同意以 貴行辦理授信之營業處所在地之地方法院為第一審管轄法院，並均以中華民國法律為準據法。

The Borrowers agree that for any litigation arising out of or in connection with this Master Agreement or the Credit Terms Agreement, the district court of the location where the Bank carries out credit business shall be the competent court of first instance, and that in each case the governing law shall be the law of the Republic of China.

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四十九、份數

49. Number of counterparts

本總約定書及授信條件契約書正本由借款人及 貴行各執乙份(本總約定書得以 貴行確認與正本相符之影本代之)，副本交擔保物提供人及連保人存執。

One original copy of this contract shall be held each by the Borrowers and the Bank (a photocopy of this Master Agreement confirmed by the Bank to match the original may substitute for an original copy), and copies of the Agreement will be delivered to the Security Providers and the Guarantors.

第七節 其他特別約定

Section 7: Other Special Stipulations

五十、貴行辦理授信業務時，依主管機關或公司政策之規定有所限制者， 貴行得依相關規定暫緩辦理各該項授信業務。

50. If, when the Bank conducts credit services, restrictions are imposed by the competent authority or company policy, the Bank may temporarily suspend the conduct of such credit services in accordance with the relevant provisions.

立約人為受經濟制裁、外國政府或國際洗錢防制組織認定或追查之恐怖分子或團體者，貴行得拒絕本約定書/契約之業務往來、終止本約定書/契約之相關交易或逕行關戶。

If the Borrowers are terrorists or terrorist groups affected by economic sanctions, identified or investigated by an international organization against money laundering, the Bank may refuse to conduct business with the Borrowers, terminate the Master Agreement or the Credit Terms Agreement, or simply close the accounts.

立約人不配合審視、拒絕提供實際受益人或對立約人行使控制權之人等資訊、對交易之性質目的或資金來源不願配合說明， 貴行得暫時停止交易，或暫時停止或終止業務關係。

When the Borrowers are unwilling to coordinate with the routine review, refuse to provide actual beneficial owers or information about exercising the control over Borrowers, or unwilling to explain the nature and purpose of the transaction and sources of the funds, and so on, the Bank may temporarily suspend or terminate their business relationship with the Borrowers.

因 貴行採取前述行動所造成之一切損失（包括任何支出、損失、費用、罰款或法律上之不利益），概由立約人承擔。

The Borrowers shall be liable for all losses and damages (including, without limitation, any cost, expense, fee or disadvantage) which may arise or result from any aforesaid action taken by the Bank.

五十一、營業稅由借款人負擔，但 貴行同意負擔者，不在此限；其他稅捐由依相關法律負繳納義務之當事人負擔之。

51. Business tax shall be borne by the Borrowers, provided that this restriction shall not apply when the Bank agrees to bear such tax; other taxes shall be borne by the party that bear tax payment obligations under applicable laws.

第八節 個別議定約款

Section 8: Individually Negotiated Terms and Conditions

五十 二、 個別 議定 約款

52. Individually negotiated terms and conditions

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借款人及/兼擔保物提供人茲特聲明業已攜回並經至少七日之合理期間審閱本總約定書及授信條件契約書各條款內容， 且與 貴行就本總約定書及授信條件契約書第三、四、六、八、十一、 十三、十四、 十五、十六、二十三、二十八、二十九、三十四、三十五、三十六、三十七、三十八條及第七節等條款之內容個別商議後，完全瞭解其內容並同意後始簽名或蓋章於后。 日後若因本總約定書所生紛爭之處理及申訴管道，請參照 貴行官網。
The Borrowers and Security Providers, or Borrowers who themselves are Security Providers, as the case may be, hereby specifically declare that they received this Master Agreement in advance and the Credit Terms Agreement and have reviewed their contents over a reasonable period of at least 7 days, and that they have negotiated with the Bank regarding the terms and conditions under each of Articles 3, 4, 6, 8, 11, 13, 14, 15, 16, 23, 28, 29, 34, 35, 36, 37, and 38 and Section 7, and that they have fully understood their content prior to signing or placing their seals below. In the event any dispute subsequently arises under or in connection with this Master Agreement, please refer to the official website of the Bank for information on the channels for dispute resolution or complaints.
（簽名或蓋章） (signature or seal)	（簽名或蓋章） (signature or seal)	（簽名或蓋章） (signature or seal)	（簽名或蓋章） (signature or seal)

第九節 各別約款

Section 9: Individual Terms and Conditions

五十三、短期放款

53. Short-term loans

借款人短期借款應作短期營運週轉之用，不得移為長期用途， 貴行得徵提與放款用途有關之存貨作質或設定擔保物權或徵提其他擔保物。

Short-term borrowings by the Borrowers shall be utilized for short-term working capital funding and may not be used for any other uses. The Bank may require a pledge of or the creation of security rights on inventories related to the loan utilization, or may require other security.

五十四、進口融資或國內購料

54. Import financing or domestic materials procurement

貴行得對於借款人之承兌交單（D／A）、付款交單（D／P）或電匯（T／T）等單據，經審核後予以融資。

The Bank may provide financing for the Borrowers' documents against acceptance (D/A), documents against payment (D/P), and telex transfers (T/T) after review and approval.

本項授信經 貴行同意後得為幣別之轉換，但轉換為新台幣後即不得再轉換為外幣。其原繳息方式為本息併付者，轉換前之原幣別融資利息，借款人應於轉換幣別時繳付。

This credit facility may be converted to other currencies subsequent to the Bank's approval, but after a conversion to New Taiwan Dollars no further conversion may be made to a foreign currency. If interest was originally to be paid simultaneously with the principal, then the interest to be paid on the financing in the original currency prior to conversion shall be paid by the Borrowers at the time of the conversion to another currency.

關於幣別轉換日及匯率，由雙方洽定或依 貴行之實際作業決定之。如因幣別轉換致超過本項授信額度5%時，經 貴行定一合理期限請求清償者，借款人應於期限屆滿前清償超過額度部份。

The date and the rate of exchange for currency conversions shall be determined by consultation between the two parties or in accordance with the Bank's operating practices. If, due to a currency conversion, the credit limit for this credit facility is exceeded by 5 percent, the Bank may require the repayment of the excess amount within a reasonable deadline, and the Borrowers shall repay the excess amount prior to the expiration of the deadline.

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借款人為採購國內物資，得經 貴行同意，委託 貴行開發國內信用狀及對該信用狀受益人所簽發之匯票或其他憑證為承兌或付款。

When the Borrowers purchase materials domestically, they may, with the Bank's consent, request the Bank to issue a domestic letter of credit and to accept or to pay the bill of exchange or other certificate issued by the beneficiary of the letter of credit.

本項授信下信用狀押匯時，如押匯金額超過 貴行於開狀時同意墊借之金額，而經 貴行同意另行墊借者，該部分金額仍計入本項授信動用餘額。

When a letter of credit under this credit facility is negotiated, if the negotiated amount exceeds the amount of the facility the Bank agreed to advance at the time it issued the letter of credit, and the Bank separately agrees to make a further advance, that amount shall be added to the balance of utilization under this credit facility.

借款人在動用期間內申請開發信用狀，如 貴行在動用期間之後方墊借信用狀款項，該墊借款項併計入本項授信動用餘額。

If the Borrowers apply for issuance of a letter of credit during the period of utilization and the Bank advances the funds under the letter of credit only after the period of utilization, the funds advanced will be added to the balance of utilization under this credit facility.

借款人同意提供進口融資各筆信用狀項下之貨運單據及進口貨品為本項授信之擔保，並以本總約定書及授信條件契約書為同意提供擔保之證明。本總約定書及授信條件契約書信用狀項下之貨品，借款人應事先以 貴行為優先受益人，按 貴行認可之條件辦理保險，一切費用概由借款人負擔。

The Borrowers agree to provide the shipping documents and the goods imported under each individual letter of credit for import financing as security for this credit facility, and further that this Master Agreement and the Credit Terms Agreement are proof of the agreement to provide such security. The Borrowers shall insure the goods in connection with letters of credit under this Master Agreement and the Credit Terms Agreement in advance in accordance with insurance terms and conditions approved by the Bank, with the Bank as preferred beneficiary, with all related fees to be borne by the Borrowers.

五十五、出口融資

55. Export financing

憑借款人為受益人之不可撤銷信用狀或 貴行同意之外銷訂單或買賣契約，於 貴行核可後，按上述文件所載金額，依 貴行同意之成數及匯率折合新台幣動用。借款人應將上述文件（包括其修改書）正本交存 貴行，並在 貴行辦理出口押匯或託收，所得款項按當日 貴行即期買入匯率或雙方議定之匯率折合新台幣清償借款。

On the basis of an irrevocable letter of credit with the Borrowers as beneficiary or an export order or bill of sale approved by the Bank, and subsequent to approval by the Bank, the amount set out in the aforesaid documents may be converted to New Taiwan Dollars for utilization at a Bank-approved percentage and exchange rate. The Borrowers shall deliver the originals of the aforesaid documents (including any subsequent amendments in writing) for deposit with the Bank, and when the Bank handles export negotiation or collection, the funds obtained shall be applied to repay the loan after conversion into New Taiwan Dollars at the Bank's spot buying rate on that date or at an exchange rate negotiated between the Borrowers and the Bank.

借款人應按前項之信用狀、外銷訂單或買賣契約之條件履約，未得 貴行書面同意前不得擅自修改或使其失效。

The Borrowers shall perform their obligations in accordance with the terms and conditions of the letter of credit, export order, or bill of sale of the preceding paragraph, and without the prior written consent of the Bank, may not make any unauthorized amendment to those documents or cause them to lose effect.

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五十六、貼現

56. Discounts

貼現票據應以借款人交易所得之未屆到期日之匯票或本票，經借款人背書，於動用前二個營業日交付予 貴行者為限，借款人並應提供有關之交易文件供 貴行查驗。

Discounted negotiable instruments shall be limited to bills of exchange or promissory notes obtained by the borrowers in the course of trade prior to the maturity dates of the notes, and shall be endorsed by the Borrowers, and presented to the Bank two business days prior to utilization. The Borrowers shall provide the related trade documents to the Bank for inspection.

貼現票據如係外埠票據，其利息應計算至 貴行實際收到票款之日止，有關此項票據之託收費用，由借款人負擔。

If the discounted negotiable instrument is an out-of-town item, interest on the negotiable instrument shall be calculated up to the date of the Bank's actual receipt of funds on payment of the negotiable instrument; fees in connection with collection on such negotiable instruments shall be borne by the Borrowers.

貼現票據不獲付款或無從為付款之提示；或於票據到期前付款人停止付款，或聲請宣告破產，或受強制執行或假扣押，或 貴行認為付款人已陷於不能支付之狀態，不問票據已否到期，一經 貴行以電話或其他方式通知，借款人應立即清償票據面額本金、利息，及自到期日起至清償日止，按貼現率按日計付遲延利息。借款人如未立即清償者，對於 貴行與任何票據債務人所達成之和解，借款人不得提出異議，並仍負立即清償之責。

When payment is not received on a discounted negotiable instrument or the instrument cannot be presented for payment, or the paying agent has suspended payment on the instrument prior to its maturity, or has applied for a declaration of bankruptcy, or the instrument is subject to compulsory execution or provisional attachment, or the Bank deems the paying agent to have become incapable of payment, then without regard for whether or not the instrument is at maturity, upon receiving notice from the Bank by telephone or other means, the Borrowers shall immediately pay the face value principal and interest on the instrument as well as default interest on a per diem basis at the discount rate from the date of maturity until the date of the Borrowers' payment. If the Borrowers do not make immediate payment, the Borrowers shall be without recourse with regard to any settlement reached between the Bank and any debtor of the negotiable instrument, and shall still bear the obligation to make immediate payment.

貼現票據到期不獲付款或無從為付款之提示時， 貴行得要求借款人以票據面額本金加計利息買回 貴行所持有借款人用以貼現之同一發票人之其餘票據。

When payment is not received on a discounted negotiable instrument or such an instrument cannot be presented for payment, the Bank may require the Borrowers to repurchase, at the face value of the instrument plus interest, all remaining instruments from the same issuer submitted by the Borrowers for discount and held by the Bank.

貼現票據到期前之買回， 貴行應退還借款人自買回日起至到期日止，按貼現率按日計付之預收利息。

For repurchase of discounted negotiable instruments prior to their maturity, the Bank shall return to the Borrowers interest collected in advance calculated on a per diem basis at the discount rate from the date of repurchase until the date of maturity.

五十七、墊付國內票款（客票融資）放款

57. Loans for advance payment of customer instruments (financing of customer instruments)

借款人提供交易所得之票據及相關交易文件，經 貴行查驗屬實及同意後得予以融資。

Negotiable instruments provided by the Borrowers with related trade documents may be financed, subject to the Bank's consent and its inspection of their validity.

借款人同意所提供之票據應經借款人背書轉讓予 貴行，如為禁止背書轉讓票據，則委由 貴行代為取款。

The Borrowers agree that negotiable instruments provided by the Borrowers shall be transferred by endorsement of the Borrowers to the Bank, and if a negotiable instrument is non-endorsable and non-transferable, the Borrowers shall authorize the Bank to collect payment on behalf of the Borrowers.

借款人並應於 貴行開立「備償專戶」，並出具帳戶設質同意書，借款人提供為擔保之票據於到期票款兌現後全數存入該專戶內，並授權 貴行得憑 貴行有權簽章人員之印鑑隨時（包括但不限於定期及／或定額）逕行由該專戶內領取款項以抵償融資本金、利息及費用，並以本項約定為授權之證明，借款人並同意上述專戶抵償後之餘額須經 貴行之同意始得動用。「備償專戶」所收票據未提示兌現抵償前，借款人不得以 貴行受讓票據為由主張抵減所負債務。

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The Borrowers shall also open a "repayment reserve account" at the Bank and shall issue a letter of consent agreeing to creation of a pledge on the account, and the full amount of the negotiable instrument provided by the Borrowers as security shall be deposited in the account after the instrument is paid at maturity. The Borrowers also authorize that the Bank may, at its sole discretion, use the seal of the authorized signatory of the Bank to withdraw funds (including, but not limited to, periodically and/or in fixed amounts) from the repayment reserve account at any time to settle the principal, interest, and fees of the financing from out of that sum, and the provisions of this paragraph shall serve as proof of authorization. The Borrowers further agree that consent must be obtained from the Bank prior to any utilization of the balance remaining in the repayment reserve account after settlement. Before a negotiable instrument received in the repayment reserve account is presented for settlement, the Borrowers may not assert that they have partially repaid the debt owed to the Bank by reason of the assignment of the instrument to the Bank.

借款人提供為擔保之票據到期不獲付款或無從為付款之提示時，一經 貴行以電話或其他方式通知，借款人應立即清償融資本金、利息，或提供相同金額並經 貴行認可之其他票據為擔保。

If a negotiable instrument provided by the Borrowers as security is not paid at maturity or cannot be presented for payment, then upon notification by the Bank by telephone or other means, the Borrower shall immediately repay the principal and interest of the financing, or shall provide another negotiable instrument approved by the Bank in the same amount as security.

借款人提供為擔保之票據到期不獲付款或無從為付款之提示時， 貴行得要求借款人立即清償 貴行所持有借款人提供之同一發票人票據之融資本金、利息及費用，或提供相同金額並經 貴行認可之其他票據為擔保。

If the negotiable instrument provided by the Borrowers as security is not paid at maturity or cannot be presented for payment, the Bank may require the Borrowers to immediately repay the principal, interest, and fees for the financing for the other negotiable instruments from the same issuer provided by the Borrowers and held by the Bank, or to provide another negotiable instrument approved by the Bank in the same amount as security.

五十八、應收帳款融資

58. Accounts receivables financing

借款人就交易所得之應收帳款，提供商業發票及相關交易文件等，透過設立於 貴行之「備償專戶」收款或將應收帳款讓與 貴行供擔保者，經 貴行查驗屬實及同意後得予融資。

When the Borrowers have accounts receivable obtained in the course of trade, those receivables may be financed by the Bank, subject to the Bank's consent and its inspection of their validity, when the Borrowers provide the commercial invoices and related documents and assign the payments received through their "repayment reserve account" at the Bank or their receivable to the Bank as security.

前項應收帳款融資，依各筆應收帳款商業發票金額(含稅)，扣除銷貨折讓、銷貨折扣、銷貨退回或糾紛、抵銷後之金額及其他相關費用計算之。如遇銷貨退回、銷貨折扣或銷貨折讓等情事，借款人應另填具銷貨退回、銷貨折扣或銷貨折讓明細表。

Financing for accounts receivable under the preceding paragraph will be calculated at the amount of each commercial invoice (including tax) after deducting any sales allowances, sales discounts, and sales returns or disputes, and other related fees. In the event there are returns of goods, sales discounts, or sales allowances, the Borrowers shall fill out an itemized statement of the sales returns, sales discounts, and trade allowances.

借款人透過設立於 貴行之「備償專戶」收款時，借款人茲同意並授權 貴行逕行自「備償專戶」定期及／或定額抵償應收帳款融資本金、利息及費用，抵償後之餘額須經 貴行之同意始得動用；借款人讓與應收帳款予 貴行供擔保時，應收帳款到期經 貴行收取後，借款人同意並授權 貴行逕行抵償該筆應收帳款融資本金、利息及費用，抵償後之餘額須經 貴行之同意始得動用。應收帳款到期未存入「備償專戶」或不獲付款者，或存入「備償專戶」或收取之帳款不足抵償應收帳款融資本金、利息及費用者，借款人應立即清償該筆應收帳款之融資本金、利息及費用，或提供相同金額並經 貴行認可之其他應收帳款讓與 貴行，或提供 貴行認可之其他解決方案。

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When the Borrowers receive payments through their "repayment reserve account" at the Bank, the Borrowers consent to and authorize the Bank to settle at its discretion the principal, interest, and fees of the accounts receivable financing from out of those sums, periodically and/or in fixed amounts, and the Borrowers must obtain consent from the Bank prior to any utilization of the balance remaining after settlement. When the Borrowers assign accounts receivable to the Bank as security and the accounts receivable are collected by the Bank at maturity, the Borrowers consent to and authorize the Bank to settle at its discretion the principal, interest, and fees for the financing of those receivables from out of that sum, and the Borrowers must obtain consent from the Bank prior to any utilization of the balance remaining after settlement. In the event that the accounts receivable are not deposited in the "repayment reserve account" at maturity or are not paid, or that the deposit into the "repayment reserve account" or the amount of the accounts collected is not sufficient to settle the principal, interest, and fees for the accounts receivable financing, the Borrowers shall immediately repay the principal, interest, and fees for the financing of those receivables, or shall provide for assignment to the Bank other accounts receivable in the same amount that have been approved by the Bank, or shall provide another method of solution approved by the Bank.

前項未存入「備償專戶」或不獲付款，或存入「備償專戶」或收取之帳款不足抵償應收帳款融資本金、利息及費用，係因應收帳款債務人信用上之事由所致者，借款人以該應收帳款債務人應付之全部應收帳款所為融資視為全部到期，借款人應立即清償該等應收帳款之融資本金、利息及費用，或提供相同於全部應收帳款金額並經 貴行認可之其他應收帳款讓與 貴行，或提供 貴行認可之其他解決方案。

When the circumstances set out in the preceding paragraph, in which the accounts receivable are not deposited in the "repayment reserve account" or are not paid, or the deposit into the "repayment reserve account" or the amount collected is not sufficient to settle the principal, interest, and fees for the accounts receivable financing, are caused by a reason related to the creditworthiness of the accounts receivable debtor, then the full amount of the financing received by the Borrowers, on the full amount of the accounts receivable that are payable by the accounts receivable debtor, will be deemed to have reached maturity, and the Borrowers shall immediately repay the principal, interest, and fees for the financing of those receivables, or shall provide other accounts receivable equal to the full amount of those accounts receivable approved by the Bank for assignment to the Bank, or shall provide another method of solution approved by the Bank.

應收帳款讓與供擔保時，借款人應為債權讓與之通知，並填具應收帳款讓與擔保明細表及附具商業發票影本交付 貴行，應收帳款讓與擔保明細表及商業發票影本上應加蓋留存印鑑確認，借款人並應於商業發票上，註明 貴行為該應收帳款債權之唯一受款人，及 貴行要求之債權讓與字句。借款人並同意，如 貴行有使用商業發票或相關文件正本之需要時，一經通知，應即配合提供。

When accounts receivable are assigned as security, the Borrowers shall give notification of assignment of creditor's rights and shall fill out a schedule of accounts receivable assigned as security, with photocopies of the commercial invoices attached, to be delivered to the Bank. The Borrowers shall place the Borrowers' seal(s) of record on the schedule of accounts receivable assigned as security and the photocopies of the commercial invoices for confirmation, and shall also make a notation on the commercial invoices to the effect that the Bank is the sole payee of creditor's rights on the accounts receivable, and that the creditor's rights were assigned at the Bank's request. The Borrowers also agree that, upon notification by the Bank, they will cooperate by providing the originals of the commercial invoices or related documents if the Bank requires their use.

五十九、委託保證商業本票

59. Requests for guarantees of commercial promissory notes

貴行受借款人委託，保證由借款人發行之商業本票時，借款人同意委由 貴行認可之票券交易商出售，借款人並同意 貴行得應該票券交易商之要求，於發行日之前一營業日將用印完竣之商業本票交予該票券交易商。

When the Bank, at the Borrowers' request, guarantees a commercial promissory note issued by the Borrowers, the Borrowers agree that the note shall be sold through a bills finance house approved by the Bank, and agree that the Bank, at the request of the bills finance house, may deliver the stamped promissory note to the given bills finance house on the business day preceding its issuance date.

六十、委託承兌匯票

60. Requests for acceptance of a bill of exchange

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借款人委託 貴行承兌之匯票，應以 貴行營業所在地為付款地。

When the Borrowers request the Bank to accept a bill of exchange, the place where the bill of exchange is to be honored shall be the Bank's place of business.

借款人應逐筆另行開立相同金額及與承兌匯票同一到期日之票據交付 貴行以備償該承兌匯票。 貴行支付承兌之票款後，如該備償票據不獲兌付，借款人應立即如數清償。

The Borrowers shall separately issue a negotiable instrument in the same amount and with the same maturity date as each bill of exchange that is accepted and deliver it to the Bank as a reserve for its acceptances. After the Bank pays the accepted bill of exchange, if the Borrowers' reserve negotiable instrument cannot be redeemed, the Borrowers shall immediately repay the Bank the face amount of the instrument.

借款人對於本總約定書及授信條件契約書終止後， 貴行為履行承兌責任所代墊付之款項，仍應立即清償，如 貴行因此受有損害，借款人並負損害賠償責任。

The Borrowers shall still make immediate repayment of amounts paid by the Bank when performing its obligation on acceptances even after the termination of this Master Agreement and the Credit Terms Agreement, and the Borrowers shall be liable for payment of damages in the event the Bank suffers injury as a result.

經 貴行承兌之匯票，借款人同意委由 貴行認可之票券交易商出售，並同意 貴行得應該票券交易商之要求於發行日之前一營業日將用印完竣之匯票交付予該票券交易商。

The Borrowers agree that bills of exchange that have been accepted by the Bank be sold through a bills finance house approved by the Bank, and agree that the Bank, at the request of the bills finance house, may deliver the stamped bill of exchange to the given bills finance house on the business day preceding its issuance date.

六十一、各項保證之委任

61. Authorized guarantees

貴行於履行保證責任時，僅就保證受益人要求 貴行履行保證責任所提出之單據作書面上之形式審核，獨立判斷應否履行保證債務，無須審酌保證事項之貨物、勞務或其他履約行為之實質。借款人不得以其與保證受益人間之事由對抗 貴行。

When the Bank performs guarantee obligations, it will only undertake a formal document review and approval of the written vouchers for which the beneficiary of the guarantee requires the Bank to perform guarantee obligations. The Bank will make an independent judgment about whether or not to perform the guaranteed debt, and will not be required to consider substantive aspects of the goods, services, or other acts of performance. The Borrowers may not raise, as a defense against the bank, any matter or cause existing between the Borrowers and the beneficiary of the guarantee.

保證受益人要求 貴行延展保證期限，否則應履行保證債務者， 貴行有權選擇履行保證債務或經借款人及連保人之同意後延展保證期限。

If the beneficiary of the guarantee requires that the Bank extend the guarantee period or perform the guaranteed debt if it does not do so, the Bank shall be entitled to choose to perform the guaranteed debt, or to extend the guarantee period after obtaining the consent of the Borrowers and the Guarantors.

貴行履行保證責任後，借款人應立即清償全部代償金額、遲延利息及違約金。如涉及外匯者，借款人應負責自籌外匯清償，或按 貴行即期賣出匯率或雙方議定之匯率折合新台幣清償。

After the Bank performs a guaranteed debt, the Borrowers shall immediately repay the full amount of the debt performed on their behalf, default interest, and the penalty. If foreign currency is involved, the Borrowers shall be responsible for obtaining the foreign currency for repayment, or shall make the repayment in New Taiwan Dollars after conversion at the Bank's spot selling rate or at an exchange rate negotiated between the Borrowers and the Bank.

六十二、開發信用狀

62. Issuance of letters of credit

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（一）借款人向 貴行申請開發信用狀時，應逐筆憑輸入許可證或核准結購外匯通知書或有關貿易文件及開發信用狀申請書申請開發。

(1) When the Borrowers apply for issuance of a letter of credit by the Bank, they shall apply for each individual letter of credit based on the import license, or the notice of approval to purchase foreign exchange, or related trade documents, and an application for issuance of a letter of credit.

（二）借款人承認每筆信用狀項下 貴行掣發之進口結匯證實書（或交易憑證）所載信用狀金額與已繳付金額之差額為請 貴行墊付之金額。惟借款人於第（三）款所定應清償之日 貴行已墊付之金額與前述之差額不符時，以 貴行有關帳簿文件所載之實際墊付金額為準。借款人概依本開發信用狀約款及每筆開發信用狀申請書所載條款之規定清償每筆墊款債務。借款人除有輸入許可證者須交付 貴行外，並願以每筆信用狀貨運單據及全部貨品等提供為擔保，並將信用狀項下保證金未用款項返還請求權及貨運單據返還請求權設定質權予 貴行以擔保 貴行就本開發信用狀約款項下之債權。

(2) The Borrowers acknowledge that for each letter of credit, the balance of the amount of the letter of credit stated in each certificate of foreign exchange settlement for import (or other trade document) prepared and issued by the Bank and the amount already paid is the amount of the advance payment the Bank is requested to make. However, when the amount the Bank has advanced prior to the date for repayment by the Borrowers specified under subparagraph (3) is different from the aforesaid balance, the amount entered in the relevant account books and documents of the Bank as the actual amount of the advance payment shall apply. The Borrowers shall without exception repay the debt for each advance of funds in accordance with these terms and conditions for the issuance of letters of credit, and the provisions of each application for issuance of a letter of credit. If the Borrowers have an import permit, they are required to provide it to the Bank; additionally, the Borrowers agree to provide the shipping documents and the full quantity of the goods under each letter of credit as security, and further agree to the creation of a pledge, in favor of the Bank, on the right to claim refund on the unused portion of the bond and the right to claim refund on the shipping documents in connection with the letter of credit, to secure the Bank's creditor's rights under these terms and conditions for the issuance of letters of credit.

（三）借款人應於每筆信用狀項下貨運單據到達，經 貴行發出通知後十五日內，依約將每筆 貴行墊付款項本息償還之。但有下列各款情形之一者，其清償方式如下：

(3) Within 15 days from issuance of notification by the Bank subsequent to the arrival of shipping documents in connection with each letter of credit, the Borrowers shall repay the principal and interest for each advance payment by the Bank in accordance with stipulations. Notwithstanding the foregoing, in any of the following circumstances, the method of repayment shall be as set out below:

1. 如貨品運到而貨運單據尚未寄達需申請擔保提貨或副提單背書時，借款人願立即暫按所提示貨運單證之擔保貨值先行清償。

1. If a shipment of goods arrives, but the shipping documents have not arrived and it is necessary to apply for issuance of a letter of guarantee or a bill of lading endorsement, the Borrowers shall first make repayment, which will be temporarily based on the value of the secured goods as given in the shipping documents provided.

2. 如貨品係分批裝運時應即按每批貨物未繳付金額償還。

2. If the goods are packed and shipped in separate lots, the Borrower shall make immediately repayment of the remaining unpaid amount for each separate lot.

3. 貴行依第（十）款情形要求提前清償時，借款人願立即清償。

3. The Borrowers shall make immediately repayment when so requested by the Bank in accordance with subparagraph (10).

4. 如借款人未能於本款所列時日內清償時，除依第（四）款情形計息及加計違約金外，如為外幣並需負擔 貴行賣出外匯日與清償日間之匯率風險。

4. If the Borrowers are unable to make repayment by the dates set out in this subparagraph, then in addition to the interest and penalty calculated pursuant to subparagraph (4), if the payment is in foreign currency, the Borrowers must also bear the exchange rate risk for the period between the date on which the Bank sells the currency and the repayment date.

（四）借款人應依本開發信用狀約款所開發之每筆信用狀項下 貴行所墊之款，按下列方式計付利息：

(4) Interest shall be calculated and paid by the Borrowers pursuant to these terms and conditions for the issuance of letters of credit, on the amounts advanced by the Bank under each letter of credit, in accordance with the following method:

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1. 在第（三）款所訂應清償期限內清償者，應自 貴行代理行付款之日起至借款人實際清償之日止，按 貴行屆時核定之利率計付利息，但如金融市場利率有所變動時，無論提高或降低， 貴行得隨同調整，借款人願遵照調整之利率支付利息絶無異議。

1. For amounts that are repaid within a repayment deadline stipulated under subparagraph (3), interest shall be paid at the rate approved by the Bank at the time, from the date payment is advanced by the Bank's agent bank until the date of actual repayment by the Borrowers, but when there is a change in the prevailing interest rates in the financial market, whether an increase or a decrease, the Bank may accordingly adjust its interest rate, and the Borrowers shall, without recourse, pay interest at the new adjusted rate.

2. 依第（三）款所訂應清償日有遲延償還 貴行墊付款項本息時，願照　貴行之規定，自應清償之日起，計付遲延利息及懲罰性違約金（遲延利息按當時 貴行放款最高利率或 貴行屆時核定利率計付，違約金自應清償之日起六個月內者按 貴行最高放款利率或 貴行屆時核定利率之百分之十（10﹪）計付，逾期六個月以上者按 貴行最高放款利率或 貴行屆時核定利率之百分之二十（20﹪）計付）。 貴行亦得不經通知逕行處分採購貨品及保證金，或行使本開發信用狀約款第（二）款規定之權利質權，就其所得價款優先償還 貴行墊付款項本息，如有不足，由借款人補足。

2. When payment of the principal and interest on the amounts advanced by the Bank is delayed beyond the repayment date stipulated under subparagraph (3), the Borrowers agree to pay default interest and punitive penalty for breach of contract in accordance with Bank rules. (Default interest shall be calculated and paid based on the Bank's then-current maximum lending rate or at an interest rate approved by the Bank at the time. The punitive penalty within 6 months from the stipulated repayment date shall be ten percent (10%) of the Bank's then-current maximum lending rate or an interest rate approved by the Bank at the time, and at 6 months or more past the stipulated repayment date, the punitive penalty shall be twenty percent (20%) of the Bank's then-current maximum lending rate or an interest rate approved by the Bank at the time). The Bank may also, without giving notice, dispose at its discretion the purchased goods and the bond, or may exercise the rights pledged to it pursuant to subparagraph (2) of these terms and conditions for the issuance of letters of credit, and priority in repayment from the price received will be accorded to the principal and interest of the amounts advanced by the Bank, and the Borrowers will be required to make up any shortfall.

3. 如申請擔保提貨或副提單背書時，按七天計付利息（臺北市銀行公會或 貴行對計收利息日數如有更改時，應自更改日起隨時調整）。

3. For an application for issuance of a letter of guarantee or a bill of lading endorsement, interest will be paid at a 7-day interest rate (if the Taipei Bankers Association or the Bank makes a change in the number of days for this rate, the adjustment will apply from the date of the change).

（五）借款人聲明所提供之擔保品確屬自已所有，如有第三人對該項擔保品主張權利而發生糾紛致使 貴行蒙受損失時，借款人願負責賠償。

(5) The Borrowers declare themselves to be the true owner of the collateral they provide, and agree to be liable for damages in the event the Bank suffers any loss due to a third party claim or a dispute with respect to the collateral.

（六）借款人所提供之擔保品如須登記或過戶者，借款人願立即辦理登記或過戶手續，並將證件交由 貴行收執，其因登記或過戶所需之費用，概由借款人負擔。

(6) If registration or transfer of title is required for the collateral provided by the Borrowers, the Borrowers agree to immediately carry out the registration or transfer procedures, and to deliver the related documentation to the Bank to be held by it. Any fees required for the registration or title transfer shall be borne by the Borrowers.

（七）以每筆信用狀項下款項採購之貨品（包括在運貨品）如因信用狀受益人不履行契約，交貨遲延，詐騙，或其他不可抗力之事變，致發生損失時仍應由借款人負擔，如信用狀受益人未能提取每筆信用狀項下金額之全部或一部或信用狀逾有效期限， 貴行得逕行註銷信用狀。

(7) Any loss on goods purchased in connection with each letter of credit (including goods in transit) arising due to failure to perform contract, late delivery, or fraud by the beneficiary of the letter of credit, or other force majeure event shall be borne by the Borrowers. If a beneficiary of a letter of credit is unable to collect part or all of the amount of any letter of credit or the letter has passed its expiration date, the Bank may thereupon cancel the letter of credit.

（八）每筆信用狀項下之貨品借款人事先就保險公司，保險種類及保險條件，徵得 貴行同意後，以 貴行為受益人投保足額保險，保險單正本及保險費收據副本交由 貴行存執。投保所需一切費用，概由借款人負擔。借款人如有遲不辦理投保或保險到期未辦續保手續， 貴行有權代為辦理，但 貴行並無代為投保之義務。如 貴行先行墊付保險費，借款人願立即償還，若有遲延， 貴行得將其列入擔保債權餘額，並由借款人按本開發信用狀約款第（四）款規定計付利息。

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(8) The Borrowers shall insure the goods in connection with each letter of credit for a sufficient amount, with the Bank as beneficiary, after first obtaining the Bank's consent regarding the insurance company, the type of insurance, and the terms and conditions of the insurance. The original of the insurance policy and a duplicate of the premium receipt shall be delivered to and held by the Bank. All fees in connection with the insurance shall be borne by the Borrowers. If the Borrowers delay in taking out the insurance or the policy is at expiration and the Borrowers fail to renew it, the Bank is entitled to purchase or renew the insurance on the Borrowers' behalf, provided that the Bank has no obligation to take out insurance on the Borrowers' behalf. If the Bank makes advance payment of the insurance premium, the Borrowers agree to immediately repay the amount, and if they delay, the Bank may add that amount to the balance of the secured creditor's rights, and the Borrowers will also be required to pay interest on that amount calculated according to the provisions of subparagraph (4) of these terms and conditions for issuance of letters of credit.

（九）擔保品如有敗壞之虞或有毀損滅失，價值減少情事，或其淨值不敷擔保債權時，借款人接獲 貴行通知後願立即補提擔保品， 貴行認有必要，並得逕將擔保品予以處分，抵償每筆 貴行墊款之本息，及因處分而支出之一切費用，如有不足，仍由借款人負責補足之。

(9) If there is a likelihood that the collateral will deteriorate, or if it is damaged, lost, or reduced in value, or if its net value is not sufficient to secure the related creditor's rights, the Borrowers agree to immediately supplement the collateral upon receiving notification from the Bank. As it deems necessary, the Bank may also dispose of the collateral in order to satisfy the principal and interest for each advance of funds made by the Bank, and if the amount obtained from its disposal is insufficient to cover the expenses associated with disposal, the Borrowers shall also be responsible for making up the shortfall.

（十）借款人如不履行本開發信用狀約款所訂各約款，或有不能清償債務之虞時， 貴行除得隨時要求借款人清償每筆墊款債務外，並得不通知借款人逕將擔保品予以處分，俾抵償每筆 貴行墊付款之本息及因處分而支出之一切費用。

(10) If the Borrowers fail to perform each term and condition under these terms and conditions for issuance of letters of credit, or there is a likelihood that the Borrowers will be unable to repay the debt, the Bank may at any time require the Borrowers to repay each advance of funds made by the Bank, and in addition, may dispose of the collateral without being required to notify the Borrowers in order to satisfy the principal and interest on each advance of funds by the Bank and any fees paid in connection with the disposal of the collateral.

（十一）借款人同意 貴行對每筆信用狀項下貨品運到後，於借款人違約時，得代向海關報關提貨及／或拍賣（包括處分方法，時間及價格等）必要行為，其所生費用或所生損失概由借款人負擔。

(11) The Borrowers agree that, in the event the Borrowers are in breach of contract after the arrival of a shipment of goods in connection with any letter of credit, the Bank may perform any necessary acts to take delivery of the goods from customs on behalf of the Borrowers and/or to auction the goods (including the method of their disposal and the time and price), with any related fees or losses to be borne by the Borrowers.

（十二）借款人現在或未來與 貴行所訂之物權契約及其他約定事項係本開發信用狀約款之一部份。

(12) Any contract concerning real rights (rights in rem) or other matters stipulated between the Borrowers and the Bank, now or in the future, constitute an integral part of these terms and conditions for issuance of letters of credit.

（十三）貴行處分擔保品，或擔保物因公用被徵收或其他原因致應由第三人補償，或處分借款人、連保人、有關票據債務人或其他第三人等財產所得價金，及／或及抵銷金額，如不足抵償借款人所負全部債務時，其抵充順序及方法由 貴行決定之。上述抵充後若有剩餘，應予返還。惟借款人對 貴行尚有其他債務未償，無論該債務是否已屆清償期， 貴行得就其餘額抵銷或留置之，又借款人若有他項財物存於 貴行，或委由 貴行代為收受之款項於本總約定書及授信條件契約書所欠本息及一切費用尚未完全清償前， 貴行均有權留置或抵銷之。

(13) When the Bank disposes of the collateral, or when the security is expropriated due to eminent domain or other reason, such that compensation is provided by a third party, or when the price obtained by disposal of property of the Borrowers, Guarantors, the debtor of a related negotiable instrument, or another third party and/or any amount of set-off is insufficient to satisfy the full amount of the debt owed by the Borrowers, the order and method for satisfaction of creditor's rights shall be determined by the Bank. Any balance remaining after the aforesaid satisfaction of creditor's rights shall be returned. If, however, the Borrowers have any other unpaid debt to the Bank, whether or not the repayment period for that debt has expired, the Bank may claim a set-off or lien against that remaining balance, and if the Borrowers also have any other property deposited with the Bank, or have authorized the Bank to take receipt of funds on their behalf, then prior to the full repayment of all principal and interest and all fees owed pursuant to this Master Agreement and the Credit Terms Agreement, the Bank may claim a set-off or lien against each of such properties or funds.

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（十四）借款人若有下列情形之一者或因其他原因 貴行認為有必要時， 貴行得停止開發信用狀，並要求立刻悉數償付 貴行所開信用狀項下借款人未繳之金額（包括已開狀尚未墊付者）之款項，借款人絕無異議。

(14) When any of the following circumstances applies to any of the Borrowers or the Bank deems it necessary for other reasons, the Bank may suspend issuance of letters of credit and demand repayment of the full amount of funds not yet repaid by the Borrowers pursuant to letters of credit issued by the Bank (including letters of credit already issued under which funds have not yet been advanced), and the Borrowers shall have absolutely no recourse against such demand:

1. 借款人屆期未償還 貴行墊付款項本金、利息、其他費用或所償款項尚不足額，或行為有損上述 貴行之債權時。

1. When at the end of the prescribed period the Borrowers have not repaid the principal, interest, and other fees on funds advanced by the Bank, or the amount of repayment is insufficient, or the Borrowers engage in acts that are injurious to the aforesaid creditor's rights of the Bank.

2. 借款人與 貴行所訂另宗契約其本金、利息、其他費用屆期未償，或因借款人不履行該契約之約定，而使該契約債務視為到期時。

2. The principal, interest, or other fees of another of the Borrowers' contracts with the Bank are not paid when due, or the debt under that contract is deemed to be at maturity due to the Borrowers' non-performance of stipulations under that contract.

3. 借款人簽發或背書後交付之本票、支票屆期拒絶付款，或經票據交換所退票時。

3. A promissory note or check delivered to the Bank after issuing or endorsement by the Borrowers is refused payment at maturity, or is returned by a clearing house.

4. 貴行通知限期提供財務資料，借款人未依限提供時。

4. The Borrowers fail to provide financial information within the deadline as notified by the Bank.

5. 借款人所提供之擔保品有敗壞之虞或有毀損滅失、價值減少情事或其淨值不敷擔保債權，經 貴行通知限期補足，而未依限補足時。

5. If there is a likelihood that the collateral will deteriorate, or if it is damaged, lost, or reduced in value, or if its net value is not sufficient to secure the related creditor's rights, and the Borrowers fail to immediately supplement the collateral upon receiving notification from the Bank.

6. 借款人應納稅捐逾期未納時。

6. The Borrowers have failed to make any tax payment by the deadline.

7. 借款人無論任何原因停止營業時。

7. The Borrowers suspend business operations for any reason.

8. 第三人向法院聲請對借款人實施假扣押、假處分、假執行或其他執行程序，借款人或第三人聲請借款人公司重整、合併、清算、破產程序時。

8. A third party petitions a court for provisional attachment, provisional injunction, provisional execution, or other executory procedures against the Borrowers, or the Borrowers or a third party file for reorganization, merger, liquidation, or bankruptcy of the Borrowers' company.

9. 借款人與其他金融機構往來發生違約情事時。

9. The Borrowers have defaulted in a dealing with another financial institution.

10. 借款人就本開發信用狀約款所為聲明或陳述，如有不實或隱匿情事時。

10. The Borrowers have misrepresented or concealed matters in declarations or representations made with respect to these Terms and conditions for Issuance of Letters of Credit.

11. 借款人違反本開發信用狀約款或效力同於本開發信用狀約款之其他約定之應為或禁止約款時。

11. The Borrowers have violated a mandatory or prohibitory provision of these Terms and Conditions for Issuance of Letters of Credit or of other stipulations of equal effect.

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（十五）借款人茲明示且不可撤銷地授權 貴行，凡借款人憑經濟部國際貿易局或其指定機構核准之輸入許可證及(或)其他有關文件，委託 貴行開發之信用狀項下之貨品全部或部分運達後，倘借款人就 貴行所開發各筆信用狀未於相關授信契約約定之清償期限內還款贖單，或借款人因委請 貴行開發信用狀並經 貴行依相關授信契約之約定主張視為全部到期時，均得由 貴行向經濟部國際貿易局申請核准後代向海關報關提貨，並得拍賣或自由處分所進口之貨品。借款人並切實聲明， 貴行所為之報關提貨等行為，視同借款人之行為，具有拘束借款人之效力。

(15) The Borrowers hereby expressly and irrevocably authorizes the Bank to take delivery of goods from customs in place of the Borrowers after application with the Ministry of Economic Affairs' Board of Foreign Trade for approval, and to auction or to otherwise freely dispose of the goods imported in any instance in which the Borrowers have failed to make repayment for and retire shipping documents within the repayment period stipulated in a credit agreement in relation to a letter of credit issued by the Bank, upon the arrival of a partial or full shipment of goods under a letter of credit that the Borrowers requested the Bank to issue based on import licenses and/or other related documents of the Ministry of Economic Affairs' Board of Foreign Trade or its designated agencies, or in any instance in which the Borrowers have requested issuance of a letter of credit by the Bank, and the Bank, in accordance with the stipulations of the relevant credit agreement, deems the debt to have reached maturity in full. The Borrowers further truthfully declare that the Bank's act of taking delivery of goods from customs shall be deemed the same as an act performed by the Borrowers, and shall be binding in effect upon the Borrowers.

六十三、出口押匯

63. Export bills negotiation

（一）茲因 貴行隨時可能墊付或押匯借款人所簽發之匯票(國內或國外)，或背書之匯票，爰經雙方協議；凡借款人所簽發或背書之匯票，無論其為直接或經手他人向 貴行押匯或貼現，均須遵守本總約定書之約定，且每次押匯或貼現，除非經 貴行要求，否則無須重新簽訂本總約定書。

(1) As the Bank may from time to time advance or negotiate a bill of exchange (domestic or foreign) drawn or endorsed by the Borrowers, it is hereby agreed between the parties that stipulations contained in this Master Agreement shall apply to all bills of exchange drawn or endorsed by the Borrowers and submitted, whether directly by the Borrowers or through others, to the Bank for negotiation or discount, and that unless otherwise required by the Bank, this Master Agreement need not be re-signed on each occasion of such negotiation or discount.

（二）借款人茲願提供附屬於匯票之貨運單據及其有關貨物予 貴行為擔保物，以擔保 貴行押匯或貼現借款人所簽發或背書之匯票票款，利息及其有關一切費用。

(2) The Borrowers hereby agree to provide shipping documents attached to a bill of exchange and transfer the title of the related goods to the Bank as security for the negotiation or discount of the bill of exchange drawn or endorsed by the Borrowers, and for the payment of interest and any other costs and expenses incurred in connection therewith.

（三）借款人茲授權 貴行之任何經理，或代理人，或上述匯票現在持有人，得將（但非必需之行為）該匯票擔保品物所有水險，並包括搶劫擄掠及岸上火災等險，自行投保，所有保險費及有關費用，均得加入在內，歸借款人負擔。又 貴行對於該項票據，及其擔保貨物連同以上費用，均享有優先受償權，並得不問其他背書人應負之任何責任，逕行處分取償，或為代付保險費及其他費用之人取償。並得變賣部分擔保物，以付必須之運費，保險費及其他費用。同時 貴行得照普通商家代理人之事例，代借款人辦理一切應辦事件，支取手續費。借款人當依照付款人，或承兌人之指示，將貨物移放於公家或私人之碼頭或倉庫，倘 貴行對於該指定之碼頭或倉庫並無反對之表示。

(3) The Borrowers hereby authorize (but not so as to make it imperative) any manager or agent of the Bank, or the current holder of the bill of exchange, to insure any goods forming the collateral security for the bill of exchange against sea risk, including loss by capture, and also against loss by fire on shore, and to add the premiums and expenses of such insurances to the amount chargeable to the Borrowers in respect of the bill of exchange, and to take recourse upon such goods in priority to any other claims thereon, or against the Borrowers, without prejudice to any claim against any endorser or endorsers of the bill of exchange, for the purpose of reimbursing the Bank, or other person or persons paying the same, the amount of such premiums and expenses, and also to sell any portion of such goods which may be necessary for payment of freight, insurance, and expenses and generally to take such measures and make such charges for commission and to be accountable in such manner, but not further or otherwise than as in ordinary cases between a merchant and its correspondent. And the Borrowers consent to the goods being warehoused at any public or private wharf or warehouse selected by the drawee or acceptor of the bill of exchange, unless the Bank offers any objection to such wharf or warehouse.

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（四）借款人茲授權 貴行或 貴行之任何經理或代理人，或上述匯票持有人，均可接受付款人附有條件之承兌，於票據到期日及票款付清後， 貴行得將隨同匯票作為擔保之附屬單據，交與付款人，或承兌人。此種授權亦可適用於為付款人信用之第三者承兌，惟付款人於付款或承兌前已停止支付，或宣告破產，或清理時，則應按照以下所載各款辦理。

(4) The Borrowers hereby authorize the Bank, or any manager or agent of the Bank, or the holder of the bill of exchange, to take conditional acceptance of the bill of exchange, to the effect that, on payment thereof at maturity, the documents handed to the Bank as collateral security for the due payment of the bill of exchange shall be delivered to the drawee or acceptor thereof, and such authorization shall be taken to extend to cases of acceptance for honor, subject nevertheless to the power next hereinafter given in case the Drawee has suspended payment, become bankrupt, or gone into liquidation before payment or acceptance of the bill of exchange.

（五）借款人茲授權 貴行，凡經 貴行，或匯票承兌人或其代表人，認為適當，在匯票到期以前無論何時 貴行可將貨物分批交付與任何人，（但非必需之行為）惟交付貨物之全部，或一部分時，須支付相當金額，且其金額須與發票上所開列之貨價，或與所擔保之票據所載金額成合理之比例。

(5) The Borrowers further authorize the Bank (but not so as to make it imperative), at any time or times before the maturity of the bill of exchange, to grant a partial delivery or partial deliveries of such goods, in such manners as the Bank or the acceptor of the bill of exchange or the acceptor's representative may deem desirable, to any person or persons on payment of a proportionate amount of the invoice cost of such goods or of the bill of exchange drawn against same.

（六）借款人茲再授權 貴行或 貴行之任何經理，或代理人，或匯票現在持有人，於匯票提示而被承兌人拒絕承兌或於匯票到期而被付款人拒絶支付，借款人抛棄作成拒絶證書之要求，對於上述拒絕承兌或支付，或在票據到期前，付款人或承兌人停止支付，或宣告破產，或採取清理步驟時，不論匯票是否已經承兌人附有條件承兌或絶對承兌， 貴行均得將該匯票擔保品之全部，或一部分，按照 貴行，或票據持有人，認為適當之方法，將其變賣，並將所得價款，除去通常手續費用，及佣金外，以之支付該票款及其匯費，倘有餘額，得由 貴行，或票據持有人，以之清償借款人之其他票據（不論其有無擔保），或對 貴行之欠款，或對 貴行負有結算責任之其他方面欠款，凡遇保險貨物發生滅失，借款人授權 貴行，得依照保險單取償，並扣除手續費用，與處分變賣其他貨物情形同，將其所餘淨額按照上開約定加以處理。

(6) The Borrowers further authorize the Bank, or any manager or agent of the Bank, or the current holder of the bill of exchange, on default being made in acceptance on presentation or in payment at maturity, of the bill of exchange, to waive protest and in case of such default or of the drawee or acceptor suspending payment, becoming bankrupt, or taking any steps whatever towards entering into liquidation during the currency of the bill of exchange, and whether accepted conditionally or absolutely to sell all or any part of the goods forming the collateral security for the payment thereof as such times and in such manner as the Bank or the holder of the bill of exchange may deem fit, and after deducting usual commission and charges, to apply the net proceeds in payment of the bill of exchange with re-exchange and charges the balance, if any, to be placed at the Bank's or the holder's option against the Borrowers' other bills of exchange, secured or otherwise which may be in the Bank's or the holder's hands, or any other debt or liability owed by the Borrowers to the Bank, and subject thereto, to be accounted for to the proper parties. In case of loss at any time of goods insured the Borrowers authorize the Bank to realize the policy or policies and charge the same commission on the proceeds upon a sale of goods, and to apply the net proceeds, after such deductions as aforesaid, in the manner hereinbefore lastly provided.

（七）如貨物變賣所得價款淨額不足以償付上開匯票所載金額（包括當時匯兌市價折合之損耗），借款人茲授權 貴行，或 貴行之任何經理，代理人，或票據持有人，對於不足之數，得向借款人發出匯票取償，但不影響該不足之數向其他背書人之追索權。茲經諒解，凡 貴行，或票據持有人，所出之帳單，即為變賣貨物，已經受有損失之憑證，借款人於該項匯票之提示後，當即如收照付。

(7) In case the net proceeds of such goods shall be insufficient to pay the amount of the bill of exchange, with re-exchanges and charges, the Borrowers authorize the Bank, or any manager or agent of the Bank, or the current holder of the bill of exchange, as the case may be, to draw on the Borrowers for the deficiency, without prejudice nevertheless to any claim against any endorser of the bill of exchange for recovery of same or any deficiency on the same; and the Borrowers engage to honor such drafts on presentation, it being understood that the account statement issued by the Bank or the holder of the bill of exchange shall be sufficient proof of sale and loss.

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（八）不論變賣貨物之情事將否發生，借款人茲授權 貴行，或 貴行之任何經理、代理人、或票據持有人，均得於匯票到期之前，接受付款人或承兌人付款之要求，並於付款後將提單及其他貨運單據等，交予付款人或承兌人，倘 貴行或票據持有人准其提前支付時，並得按照票據支付地之通常利率，計算回扣。

(8) The Borrowers further authorize the Bank, or any manager or agent of the Bank, or the holder of the bill of exchange, whether the power of sale shall or shall not have arisen, at any time before the maturity of the bill of exchange, to accept payment from the drawee or the acceptor, if requested so to do, and on payment to deliver the bill of lading and shipping documents to the drawee or the acceptor; and, in that event, the Bank or the holder of the bill of exchange is to allow a discount thereon, at the customary rate of rebate in the place where the bill of exchange is payable.

（九）倘係承兌後交付貨運單據之匯票，借款人授權 貴行，將附隨該匯票作為擔保品之貨運單據，於承兌人承兌該匯票後，交予承兌人。在此情形之下，倘因該匯票到期而承兌人不予付款，則凡因此而發生之結果，均由借款人負其責任。借款人當將該票所欠之全部款項，或一部分款項，及因此而增加之匯費及手續費，如數償還 貴行。並擔保 貴行不因此而受任何損害。

(9) If the bill of exchange is a document against acceptance (D/A) bill, the Borrowers shall authorize the Bank to deliver the shipping documents to the acceptor against its acceptance of the bill of exchange drawn on the acceptor. In such a case the Borrowers undertake to hold the Bank harmless from any consequence that may arise by the Bank's so doing and to pay the Bank the amount or any balance of bill with re-exchange and charges if the acceptor should make any default in payment at maturity.

（十）倘因押匯匯票所應具備之要項欠缺，以致匯票債權不成立，或因時效，或手續欠全而導致匯票債權消滅時，借款人仍願意償付 貴行匯票票面金額，連同匯票期滿前後所滋生之利息，以及附隨之一切費用。

(10) Should the right of claim on the bill of exchange be not validly instituted on account of any formal defect, or should it become extinct owing to the default of safeguarding procedure or presentation. The Borrowers agree to reimburse the Bank for the amount equivalent to the face value of the bill of exchange, interest incurred thereon before and after maturity and other incidental charges incurred in this connection.

（十一）倘匯票付款人拒絕承兌或付款，或匯票到期前擔保貨品業已運抵目的港口，借款人授權 貴行或 貴行之通匯行辦理該匯票擔保品之卸貨、報關、存貨、保險等， 貴行或 貴行之通匯行認為維護此等貨品必要之任何措施。辦理上項措施所發生之有關費用以及卸貨、報關、存倉及保險各從業人員過失、戰爭、天災或其他不可抗力因素所引起之任何損害悉歸借款人負擔。

(11) Should the drawee of the bill of exchange reject acceptance or payment thereof, or should the collateral goods arrive before the date of maturity of the bill of exchange, the Borrowers authorize the Bank or the Bank's correspondent bank to unload, clear, warehouse the goods, effect insurance thereon and do any and all other acts which the Bank or the Bank's correspondent bank may deem necessary for the proper maintenance of the goods. In these cases, not only the expenses and cost incurred in the course of the above acts, but also any damage caused by those people or parties who deal with the unloading, clearance, warehousing and insurance in good or bad faith or by reason of war, natural disasters, or any other force majeure shall be borne by the Borrowers.

（十二）茲雙方同意，倘押匯匯票因外來干預致不獲付款人承兌，不獲付款人或承兌人付款，或因當地法律規章或其他任何理由致使匯票無法付款，押匯款無從匯付 貴行時，不論該項匯票與(或)附屬單據是否退還，一經 貴行通知，借款人願意立即償付匯票金額、利息及附隨之一切費用， 貴行如須增加擔保品，借款人亦願意提供絕無任何異議。

(12) The parties hereby agree that, should the bill of exchange be not accepted by the drawee or not paid by the drawee or acceptor by intervention, or should it happen that the bill of exchange is not paid or the proceeds thereof are not transferred to the Bank because of the local laws or regulations or for any other reasons, the Borrowers shall pay the amount of the bill of exchange with interest and other incidental charges incurred as soon as the Borrowers inform the Bank in this connection by cable or by mail, notwithstanding no return of the bill of exchange and/or documents attached thereto. Should the Bank demand any additional security of the Borrowers at same time, it shall be given by the Borrowers without any objection.

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（十三）匯票經 貴行押匯後，倘因匯票或附屬單據與信用狀所規定條件不符或其他任何理由而遭 貴行之貼現銀行或通匯行拒絕處理，或受開狀銀行拒付，或貨物在交付或其他場合被發覺貨物之品質、數量等有差異等情事時或其他任何理由致遭對方拒收，借款人願意負全責，一經 貴行通知，隨時償付 貴行匯票金額，利息(利率以押匯日之信用放款利率為準)與其他一切附隨費用，借款人仍授權 貴行，倘 貴行或 貴行之通匯行認為必要時，不必通知借款人， 貴行可向信用狀開狀銀行，或承兌銀行提出保證書，對此項保證，借款人願意負一切責任。

(13) Should the bill of exchange negotiated by the Bank be refused handling or processing by the discount bank or correspondent bank of the Bank, or unpaid by issuing bank owing to some discrepancy in the bill of exchange or the documents attached thereto with the terms and conditions of the letter of credit or for any other reasons, or should the acceptance of the shipped goods be refused because of divergence of quality, quantity, etc. of the said goods, or for any other reasons, discovered by the interested party or parties upon delivery or any other occasions, the Borrowers shall take full responsibility thereof and reimburse the Bank at any time the amount of the bill of exchange, interest (to be calculated at the rate of credit loan ruling in the time of negotiation), and other incidental charges incurred. The Borrowers further authorize the Bank to tender a letter of guarantee to the issuing bank or the accepting bank under the letter of credit, without any notification to the Borrowers in case the Bank or the Bank's correspondent bank deems it fit to do so, and the Borrowers solely shall be held liable for the guarantee thus offered.

（十四）借款人同意，倘 貴行依照借款人之申請，押匯借款人根據「憑單據付款信用狀」(Payment against documents credit, 亦即不需受益人簽發匯票之信用狀)所提示之貨運單據後，此項單據不論任何理由遭受 貴行之通匯行拒絕處理，或受開狀銀行拒付，一經 貴行通知借款人即時償付單據金額，利息及其他一切附隨費用，並擔保 貴行不因押匯本項單據而蒙受任何損害。

(14) The Borrowers agree that in case the Borrowers request the Bank to negotiate shipping documents made out under letters of credit which are payable against shipping documents without producing drafts, and in the event of these shipping documents being refused processing, handling, or dealing by the Bank's correspondent bank, or refused payment by the issuing banks for some or any reasons, the Borrowers shall pay on demand the full amount of the documents together with interest and relative expenses as required by the Bank, and shall undertake to hold the Bank free and harmless from any loss or damage which may occur in connection therewith.

（十五）借款人授權 貴行或 貴行之通匯行，以 貴行或 貴行之通匯行認為適合之任何方法寄送押匯匯票與(或)附屬單據。

(15) The Borrowers authorize the Bank or the Bank's correspondent bank to send the bill of exchange and/or the documents attached thereto to the place of payment by any method as the Bank or the Bank's correspondent bank deems fit.

（十六）倘押匯匯票與(或)附屬單據在寄送中毀損或遺失，或視為已毀損或遺失，或因誤送等意外情事，致令遲延寄達付款地時得不必經任何法律手續，一經 貴行通知，借款人願意根據 貴行帳簿之記錄，作成新押匯匯票連同新附屬單據提供予 貴行，或隨 貴行之指示，立即償付 貴行匯票金額，以及附隨之一切費用。

(16) Should the bill of exchange and/or the documents attached thereto be destroyed or lost in transit, or assumed as such, or their arrival at the place of payment is much delayed by accident such as mistransportation, a new bill of exchange and a new set of documents attached thereto shall be presented to the Bank by the Borrowers according to the Bank's record book, at the Bank's demand without any legal procedures, or alternatively, at the Bank's option, the amount of the bill of exchange, with all expenses, shall be paid to the Bank by the Borrowers.

（十七）在匯票或其他任何單據上所簽蓋之借款人簽章或所寫文字， 貴行如認為與存驗於 貴行者相符，或與借款人曾經使用之匯票或其他單據相符時，即使其係偽造變造或被盜用，借款人仍願意負責，並償付 貴行因此而蒙受之損害。

(17) The Borrowers shall be responsible for the signature, seal or writing used on the bill of exchange or any other documents accepted by the Bank even though the signature, seal or writing is a forged or stolen one, should the Bank has concluded the same to be identical with those submitted to the Bank by the Borrowers beforehand or those used on previous bills of exchange or other documents. Any damage caused the Bank therefrom shall be borne by the Borrowers upon notice from the Bank.

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（十八）倘因匯票付款人，信用狀開狀銀行，信用狀承兌行或信用狀確認銀行無力償付債務，受破產宣告、查封、假扣押、假處分、拍賣等情事時，或因自請宣告破產或和解時，一經 貴行通知，借款人願意償付 貴行匯票金額，利息以及附隨之一切費用。

(18) Should the drawee of the bill of exchange or the issuing bank, accepting bank, or confirming bank of the relative letter of credit become insolvent, or bankrupt, be seized, provisionally seized, provisionally disposed of, or offered for auction, or even should the drawee or any of the above banks apply for bankruptcy or settlement by composition, the Borrowers agree, upon the Bank's notice, to pay the Bank the total amount of the bill of exchange with interest and other additional charges.

（十九）借款人同意 貴行得就借款人所有財產包括存於 貴行及分支機構或 貴行所管轄範圍內之保證金、存款餘額等均任憑 貴行移作共同擔保品以清償任何現已發生或日後發生已經到期或尚未到期之任何未清償債務。

(19) The Borrowers agree that all their property including securities and deposit balances which may now or hereafter be in the possession of the Bank or the branch units thereof, or otherwise subject to the Bank's control shall be deemed to be collateral security for the payment of any indebtedness and liability now existing or hereafter created or incurred by the Borrowers to the Bank due or not yet due.

（廿）有關匯票單據與(或)擔保貨物之訴訟，以借款人申請押匯之 貴行營業所所在地地方法院為管轄法院。

(20) The jurisdiction of a judicial court regarding any legal action on the bill of exchange or relevant documents and/or collateral goods shall be executed at the district court at the location of the Bank's place of business where the Borrowers have submitted the bill of exchange for negotiation.

（廿一）借款人願遵守現行國際商會所頒訂之「信用狀統一慣例」及貿易條件解釋之國際規則所訂各項條款，並視其為本總約定書之一部分。

(21) The Borrowers will observe the Uniform Regulations for Commercial Documentary Credits and the International Commercial Terms prescribed by the International Chamber of Commerce, and deem them as a part of the Mater Agreement.

（廿二）茲更經雙方協議諒解，凡 貴行所有對於票據上，因退票而發生之一切權利，不因將擔保品之交付予 貴行而受任何影響，亦不因對擔保品之任何處分，而影響 貴行對借款人所欠款項範圍以內，在擔保品上占有之物權。此外關於借款人店號行莊公司，因股東、合夥人之死亡、退夥，或加入新夥，或隨時而發生之其他人事變動。換言之，不論本處名稱、牌號、及內部組織之如何變更，凡在借款人繼續營業之時，本總約定書所授權限及其設定，當繼續有效。凡每次借款人匯票經 貴行讓購或墊付，均應認為借款人又將已經訂立之本總約定書重新訂立。茲又經雙方諒解，凡因 貴行所僱用之居間人或拍賣行之違約行為而發生之結果， 貴行對於借款人並不負任何責任。

(22) Lastly, it is mutually agreed that the delivery of such collateral securities to the Bank shall not prejudice the Bank's rights on any negotiable instrument in case of dishonor, nor shall any recourse taken thereon affect the Bank's title to such securities to the extent of the Borrowers' liability to the Bank as above, and that notwithstanding any alteration by death, retirement, introduction of new partners or otherwise in the persons from time to time constituting the Borrowers' firm or the style of the firm under which the business at present carried on by the Borrowers may be from time to time continued, this Master Agreement and the powers and authorities hereby given are to hold good as this Master Agreement with the Borrowers on the part of the Borrowers as aforesaid, and that each negotiation of a bill of exchange hereunder is to be treated as a renewal by or on behalf of the Borrowers as then existing of the terms of this Master Agreement. It is also agreed that the Bank is not to be responsible to the Borrowers for the default of any broker or auctioneer employed by the Bank for any purpose.

六十四、買入外幣票據（買入光票）

64. Purchase of foreign currency negotiable instruments (purchase of clean bills)

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借款人依另立之「買入光票或光票託收申請單」約定，於 貴行核准之條件內申請 貴行辦理買入外幣票據（買入光票）。

Application by the Borrowers for the purchase of foreign currency negotiable instruments (purchase of clean bills) by the Bank will be done in accordance with the stipulations of a separately established "Application for Purchase of Clean Bills or Clean Collection," within the scope of conditions approved by the Bank.

第六十五條 自動扣款授權

65. Authorization for automatic deduction of funds

借款人茲因與 貴行業務往來，□同意 □不同意 為清償應繳之授信本金（不含提前清償）、利息、違約金、各項費用（包括但不限於匯費、保險費、授信管理費、承諾費、保證手續費等）及其他從屬於主債務之負擔等支出，特就借款人設立於 貴行下列帳戶內之存款，授權由 貴行逕行扣抵之。並以本總約定書為授權之證明，不另開具存款憑條及/或蓋用存款帳戶留存印鑑。

Due to business dealings between the Borrowers and the Bank, the Borrowers □agree □do not agree to authorize the Bank to deduct at its sole discretion the amounts of expenditures with respect to the credit principal (not including early repayment), interest, penalties, fees (including, but not limited to, remittance fees, insurance premiums, credit management fees, commitment fees, guarantee handling fees, etc.), and other obligations on the principal debt payable by the Borrowers from the following accounts that the Borrowers have established with the Bank. This Master Agreement shall serve as proof of such authorization, without the necessity of issuing deposit slips and/or affixing seal of record for deposit account.

新臺幣帳號 Numbers of NTD accounts	外幣帳號 Numbers of foreign currency accounts

六十六、備償專戶設質暨扣款授權

66. Authorization for creation of pledge on repayment reserve account and deduction of funds from same

借款人茲因與 貴行業務往來，□同意 □不同意 提供在 貴行開設之活期存款帳號第 號「 公司貸款備償專戶」帳戶內存款設定質權予 貴行作為 貴行辦理墊付國內票款（客票融資）放款、應收帳款融資、及其他授信往來之擔保，並授權 貴行逕行轉帳抵償借款人所負之各宗債務，如有不足，借款人仍付完全清償責任。非經 貴行同意，借款人不得動用該項存款。

Due to business dealings between the Borrowers and the Bank, the Borrowers □agree □do not agree to provide and pledge in favor of the Bank the funds on deposit in demand deposit account no. ____________________ [ Company's loan repayment reserve account] established with the Bank to serve as security for loans for advance payment of domestic negotiable instruments (or financing of customer negotiable instruments), accounts receivables financing, and other credit transactions. The Borrowers also authorize the Bank to make account transfers at its sole discretion to satisfy any and all debt owed by the Borrowers; in case of insufficient funds on deposit, the Borrowers remain liable to discharge their payment obligations. The Borrowers may not use the funds on deposit without prior consent from the Bank.

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	對保日期 Date of verification	對保地點 Place of verification	對保人簽章 Verified by (signature/seal ):

立綜合授信總約定書人

This Comprehensive Credit Facilities Master Agreement is made by and between:

借款人：

Borrower: (登記印鑑及親簽) (Registered seal and personal signature)

代表人：

Representative:

統一編號：

Uniform serial no.:

地址：

Address:

傳真號碼：

Fax no.:

借款人：英屬維京群島商祥茂光電科技股份有限公司台灣分公司

Borrower: Prime World International Holdings Ltd. Taiwan Branch (登記印鑑及親簽) (Registered seal and personal signature)

代表人：林誌祥

Representative: Lin, Chih-Hsiang

統一編號：28410552

Uniform serial no.: 28410552

地址：新北市林口區工四路18號

Address: No.18, Gong 4th Rd., Gong’er Industrial Park, Linkou Dist., New Taipei City

傳真號碼：

Fax no.:

借款人兼擔保物提供人： Borrower who is also a Security Provider: (登記印鑑及親簽) (Registered seal and personal signature) 代表人： Representative: 統一編號： Uniform serial no.: 地址： Address: 傳真號碼： Fax no.:	April 11th, 2019	No.18, Gong 4th Rd., Gong’er Industrial Park, Linkou Dist., New Taipei City
借款人兼擔保物提供人： Borrower who is also a Security Provider: (登記印鑑及親簽) (Registered seal and personal signature) 代表人： Representative: 統一編號： Uniform serial no.: 地址： Address: 傳真號碼： Fax no.:

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擔保物提供人： Security Provider: (登記印鑑及親簽) (Registered seal and personal signature) 代表人： Representative: 統一編號： Uniform serial no.: 地址： Address: 傳真號碼： Fax no.:
擔保物提供人： Security Provider: (登記印鑑及親簽) (Registered seal and personal signature) 代表人： Representative: 統一編號： Uniform serial no.: 地址： Address: 傳真號碼： Fax no.:

注意1：立綜合授信總約定書人如未成年或其他非有完全行為能力人，應請其法定代理人親簽於上。

Note for attention 1: If any party to this Comprehensive Credit Facilities Master Agreement is a minor or is otherwise a person without full disposing capacity, the statutory representative of that person shall personally sign above.

注意2：本綜合授信總約定書所稱擔保物提供人指提供股票、債券、存單或受益憑證等有價證券以外之擔保物之人；而提供股票、債券、存單或受益憑證等有價證券之擔保物之人，應另依規定徵提擔保物提供書。

Note for attention 2: The term "Security Provider(s)" as used in this Comprehensive Credit Facilities Master Agreement refers to any person who provides security other than in the form of marketable securities such as stocks, bonds, deposit certificates, or beneficial certificates; a person who provides security in the form of marketable securities such as stocks, bonds, deposit certificates or beneficial certificates shall additionally submit a "Schedule of Items Pledged as Security" in accordance with regulations.

中 華 民 國 108 年 04 月 11 日

Date: April 11th, 2019

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基準利率結構說明

Description of the Benchmark Interest Rate Structure

遠東國際商業銀行(以下稱本行)基準利率結構說明如下，於本行調整基準利率時，自調整生效日起，按調整後之利率計算應付利息：

The benchmark interest rate structure of Far Eastern International Bank ("the Bank") is explained below. When the Bank adjusts its benchmark rate, interest payable will be calculated at the post-adjustment rate from the date the adjustment takes effect:

1.基準利率＝「指標利率」+「固定加碼」。

1. Benchmark interest rate = "reference rate" + "additional point margin."

2.指標利率：三個月金融業隔夜拆款加權平均利率之平均值。

2. Reference rate: The average value of the weighted average interbank overnight lending rate over a three-month period.

3.利率調整：基準利率每三個月調整乙次，如生效日遇例假日以次營業日為生效日。

3. Rate adjustment: The benchmark rate is adjusted once every three months. If the effective date of the adjustment falls on a weekend or regular holiday, the adjustment will take effect on the following business day.

每季生效日 Effective dates of quarterly rate adjustments	2／23	5／23	8／23	11／23
利率生效期間 Effective period of adjusted rate	2／23~5／22	5／23~8／22	8／23~11／22	11／23~2／22
取樣期間 Sampling period	11／23~2／22	2／23~5／22	5／23~8／22	8／23~11／22

金融業隔夜拆款加權平均利率之取樣資訊說明：

Description of sampling data for the weighted average interbank overnight lending rate:

（1）取樣資訊來源係以路透社TAIWAN INTERBANK MONEY CENTER公告訊息為取樣之標準。

(1) The reference standard for sampling data is the Reuters Taiwan Interbank Money Center public announcements of information.

（2）以算術平均數法計算平均值，取百分率之小數點後三位以下四捨五入。

(2) The average value is calculated as the arithmetic mean; percentages are rounded to the nearest 3 places after the decimal point.

（3）如遇不可抗力因素，致難以取樣時，該取樣日之利率不予計入。

(3) Data for a given day that cannot be obtained due to a force majeure cause will not be included in the calculation.

4.固定加碼：包括本行作業成本、利率風險貼水，每三個月核算一次。

4. Additional point margin: Includes the Bank's operating costs and interest rate risk premium. The additional point margin is calculated once every three months.

5.利率公告：本行於各營業單位之營業場所、網站公告基準利率。

5. Public announcement of interest rates: The Bank will announce the benchmark interest rate at its various units' places of business and on its website.

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6.如遇重大不可抗力因素，本行得變更基準利率之結構，於本行營業場所、網站公告之。

6. Upon the occurrence of a material force majeure event, the Bank may change the benchmark interest rate structure and announce it at the Bank's places of business and on its website.

新臺幣放款計息方式說明

Description of Interest Calculation on NTD-denominated Loans

1.短期放款（一年以內放款）

1. Short-term loans (loans with maturity of 1 year or less)

（1）依每日動用的最終餘額及日數計算利息，未動用則不計息。

(1) Interest is calculated based on the final balance of each day on which a loan is actually used and on the number of days for which the loan is used. No interest is calculated if the loan is not used on a given day.
（2）每月按時繳息，約定繳息日當天利息將滾入透支或扣減存款。

(2) Interest payment shall be made at the time due on a monthly basis. On the stipulated interest payment date, interest will be counted towards overdrafts or deducted from the deposits.
（3）以年利率計算，並依365日為計息基礎，逢閏年時亦同。

(3) Interest will accrue at a per annum rate, and the calculation will use a year length of 365 days; the same shall apply to a leap year.

2.中長期放款

2. Medium-term and long-term loans

以年利率計算，足月部分係採按月計息方式，不足月部分則採按日計息。如繳息期間跨越新舊兩種利率時，以新舊利率天數佔該期數天數之比例計算利息額。

Interest will accrue at a per annum rate. Interest for a full-month period will be calculated monthly, while interest for a fractional-month period will be calculated daily. If two different interest rates apply to one interest payment period, the interest calculation will be pro rata based on the ratio of the number of days for which the old and the new interest rates apply to the total number of days of that interest payment period.

日後本行如變更放款計息方式，請參照本行營業場所、網站公告。

In the event of a subsequent change in the method of interest calculation on loans, a public announcement will be published for reference at the place of business and website of the Bank.

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遠東國際商業銀行

Far Eastern International Bank

履行個人資料保護法第八條第一項告知義務內容

Notice Given Under Article 8, Paragraph 1 of the Personal Information Protection Act

ㄧ、親愛的客戶您好，由於個人資料之蒐集，涉及 臺端的隱私權益，遠東國際商業銀行股份有限公司(以下稱本行)向 臺端蒐集個人資料時，依據個人資料保護法(以下稱個資法)第八條第一項規定，應明確告知 臺端下列事項：（一）非公務機關名稱（二）蒐集之目的（三）個人資料之類別（四）個人資料利用之期間、地區、對象及方式（五）當事人依個資法第三條規定得行使之權利及方式（六）當事人得自由選擇提供個人資料時，不提供將對其權益之影響。

1. Dear customer, please note, because the collection of personal information involves your right to privacy, Far Eastern International Bank (the "Bank") is required to notify you of the following matters under Article 8, paragraph 1 of the Personal Information Protection Act (the "Act") when collecting your personal information: (1) name of the non-government agency; (2) purpose of collection; (3) classification of the personal information; (4) time period, area, targets, and methods of use of the personal information; (5) the rights that you may exercise under Article 3 of the Act and method for exercising those rights; (6) the effect on your rights and interests if you choose not to provide personal information when you exercise your free choice of whether to provide the information.

二、有關本行蒐集 臺端個人資料之目的、個人資料類別及個人資料利用之期間、地區、對象及方式等內容，請 臺端詳閱如後附表。

2. With regard to your information to be collected by the Bank, please refer to the Annex for the detailed purpose of collection and classification of the personal information, and the time period, area, targets, and methods of use of your personal information.

三、依據個資法第三條規定，臺端就本行保有 臺端之個人資料得行使下列權利：

（一）除有個資法第十條所規定之例外情形外，得向本行查詢、請求閱覽或請求製給複製本，惟本行依個資法第十四條規定得酌收必要成本費用。

（二）得向本行請求補充或更正，惟依個資法施行細則第十九條規定，臺端應適當釋明其原因及事實。

（三）本行如有違反個資法規定蒐集、處理或利用 臺端之個人資料，依個資法第十一條第四項規定，臺端得向本行請求停止蒐集。

（四）依個資法第十一條第二項規定，個人資料正確性有爭議者，得向本行請求停止處理或利用 臺端之個人資料。惟依該項但書規定，本行因執行業務所必須並註明其爭議或經 臺端書面同意者，不在此限。

（五）依個資法第十一條第三項規定，個人資料蒐集之特定目的消失或期限屆滿時，得向本行請求刪除、停止處理或利用 臺端之個人資料。惟依該項但書規定，本行因執行業務所必須或經 臺端書面同意者，不在此限。

3. Under Article 3 of the Act, you may exercise the following rights with regard to your personal information collected by the Bank:

(1) Except under a circumstance set out in Article 10 of the Act, you may make inquiries about, request to review, or make duplications of your personal information, but the Bank may charge fees necessary to cover its costs, in accordance with Article 14 of the Act.

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(2) You may request the Bank to supplement or correct your personal information, but you are required to appropriately explain the reason and facts in accordance with Article 19 of the Enforcement Rules of the Act.

(3) Under Article 11, paragraph 4 of the Act, you may request the Bank to discontinue collection of your information in the event that the Bank has collected, processed, or used your information in violation of the Act.

(4) Under Article 11, paragraph 2 of the Act, in the event of a dispute regarding the accuracy of personal information, you may request the Bank to discontinue processing or using your personal information. However, the proviso to that paragraph states that this restriction does not apply when the processing or use by the Bank is necessary for the execution of business and the dispute has been noted, or when agreed by you in writing.

(5) Under Article 11, paragraph 3 of the Act, you may request the Bank to delete or discontinue processing or using your personal information when the specific purpose for collecting the information no longer exists or the time period expires. However, the proviso to that paragraph states that this restriction does not apply when the processing or use by the Bank is necessary for the execution of business, or when agreed by you in writing.

四、本行最新之告知義務內容，以及臺端如欲行使上述個資法第三條規定之各項權利，有關如何行使之方式，得於本行網站（網址：http://www.feib.com.tw）查詢。

4. You may refer to the Bank website (http://www.feib.com.tw) for the latest content of the Bank's obligatory disclosures, and for the method of exercising your rights under Article 3 of the Act if you wish to do so.

五、臺端得自由選擇是否提供相關個人資料及類別，惟 臺端所拒絕提供之個人資料及類別，如果是辦理業務審核或作業所需之資料，本行可能無法進行必要之業務審核或作業而無法提供 臺端相關服務或無法提供較佳之服務，敬請見諒。

5. You may freely choose whether to provide relevant personal information and classifications. However, if any personal information and classifications that you decline to provide are information necessary for reviews or procedures for conducting business, the Bank may not be able to conduct the required reviews or procedures, and so be unable to provide you with the relevant service or optimal service. Your understanding is appreciated.

借款人就上開告知義務內容已受告知並充份知悉，且將轉知因本授信案而交付個人資料予 貴行之相關當事人，以使其受告知並充份知悉。

The Borrowers have been notified and are fully aware of the content of the above Notice, and will in turn notify any other parties who deliver their personal information to the Bank in connection with this credit transaction, to ensure that they have been notified and are fully aware of the content of the Notice.

附表：

Annex:

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特定目的說明 Description of the specific purpose			蒐集之個人 資料類別 Classification of the personal information	個人資料利用之期間 Period for use of the personal information	個人資料利用之 地區 Area for use of the personal information	個人資料利用 之`對象 Targets for use of the personal information	個人資料利用之方式 Method for use of the personal information
業務類別 Business type	業務特定目的及代號 Business specific purpose and code	共通特定目的 及代號 Common specific purpose and code
一、存匯業務 1. Deposit and remittance business

022 外匯業務

035 存款保險業務

036 存款與匯款業務

067 信用卡、現金卡、轉帳

卡或電子票證業務

082 借款戶與存款戶存借

作業綜合管理

112 票據交換業務

181 其他經營合於營業登記項目或組織章程所定之業務

022 Foreign exchange business

035 Deposit insurance

036 Deposit and remittance business

067 Credit card, cash card, debit card, or electronic stored value card business

082 Integrated management of deposit and lending operations for borrowers and depositors

112 Negotiable instrument exchange business

181 Other business operations in accordance with those specified in the business registration or the articles of incorporation

040 行銷

059金融服務業依法令規定及金融監理需要，所為之蒐集處理及利用

060 金融爭議處理

063非公務機關依法定義務所進行個人資料之蒐集處理及利用

069 契約、類似契約或其他法律關係管理之事務

090 消費者、客戶管理與服務

091 消費者保護

098 商業與技術資

訊

104帳務管理及債權交易業務

136 資(通)訊與資

料庫管理

137 資通安全與管

理

157 調查、統計與研究分析

182 其他諮詢與顧

問服務

040 Marketing

059 Financial service industry's collection, processing, and use of information in accordance with laws and regulations and needs for financial supervision

060 Financial dispute resolution

063 Collection, processing, and use of personal information by a non-governmental agency under statutory obligations

069 Affairs in connection with contract, contract-like or other legal relations.

090 Consumer and customer management and services

091 Consumer protection

098 Commercial and technical information

104 Account management and debt trading business

136 Information (communication) and database management

137 Information and communication security and management

157 Investigation, statistics, and research and analysis

182 Other advising and consulting services

姓名、身分證統一編號、性別、出生年月日、通訊方式及其他詳如相關業務申請書或契約書之內容，並以本行與客戶往來之相關業務、帳戶或服務及自客戶或第三人處（例如：財團法人金融聯合徵信中心）所實際蒐集之個人資料為準。

Name, I.D. card number, gender, date of birth, contact information, and other personal information as detailed in relevant business application forms or written contracts, and which is in connection with business dealings, accounts, or services between the Bank and the customer, and has actually been collected from the customer or a third party (e.g.: the Joint Credit Information

Center)

ㄧ、特定目的存續期間。

二、依相關法令所定（例如商業會計法等)或因執行業務所必須之保存期間或本行所訂之資料保存期間或依個別契約就資料之保存所定之保存年限。（以期限最長者為準）

1. The duration of the specific purpose.

2. The retention period as specified in relevant laws or regulations (e.g. the Business Entity Accounting Act), or as required by business execution needs, or the information retention period prescribed by the Bank, or the retention period for information stipulated by individual contract (whichever period is longest)

右邊「個人資料利用之對象」欄位所列之利用對象其國內及國外所在地 The locations, domestic or overseas, of the parties indicated in the column to the right, "Targets for use of the personal information"

ㄧ、本行(含受本行委託處理事務之委外機構)。

二、依法令規定利用之機構。

三、其他業務相關之機構（例如：通匯行、財團法人金融聯合徵信中心、財團法人聯合信用卡處理中心、臺灣票據交換所、財金資訊股份有限公司、信用保證機構、信用卡國際組織、收單機構暨特約商店等）。

四、依法有權機關或金融監理機關。

五、客戶所同意之對象（例如本行共同行銷或交互運用客戶資料之公司、與本行合作推廣業務之公司等）。

六、其他與本行有業務往來之機構。

1. The Bank (including external service providers engaged by the Bank).

2. Institutions using the information in compliance with laws and regulations.

3. Other institutions related to the business (e.g. correspondent banks, the Joint Credit Information Center, the National Credit Card Center of R.O.C., the Taiwan Clearing House, the Financial Information Service Co., Ltd., credit guarantee institutions, international credit card international, credit card acquirers and designated merchants.

4. Statutorily authorized agencies or financial supervisory authorities.

5. Targets agreed to by the customer (e.g. companies with which the Bank engages in cross-marketing or shared use of customer information, or companies with which the Bank engages in cooperative promotion of business).

6. Other institutions with which the Bank has business dealings.

符合個人資料保護相關法令以自動化機器或其他非自動化之利用方式。 Automated or non-automated methods of use that comply with laws and regulations governing the protection of personal information.
二、授信業務 2. Credit business

022 外匯業務

067 信用卡、現金卡、轉帳卡或電子票證業務

082 借款戶與存款戶存借

作業綜合管理

088 核貸與授信業務

106 授信業務

111 票券業務

126 債權整貼現及收買業

務

154 徵信

181其他經營合於營業登記項目或組織章程所定之業務

022 Foreign exchange business

067 Credit card, cash card, debit card, or electronic stored value card business

082 Integrated management of deposit and lending operations for borrowers and depositors

088 Lending and credit business

106 Credit business

111 Bills business

126 Debt discount and purchase business

154 Credit investigation

181 Other business operations in accordance with those specified in the business registration or the articles of incorporation

姓名、身分證統一編號、性別、出生年月日、通訊方式及其他詳如相關業務申請書或契約書之內容，並以本行與客戶往來之相關業務、帳戶或服務及自客戶或第三人處（例如：財團法人金融聯合徵信中心）所實際蒐集之個人資料為準。

Name, I.D. card number, gender, date of birth, contact information, and other personal information as detailed in relevant business application forms or written contracts, and which is in connection with business dealings, accounts, or services between the Bank and the customer, and has actually been collected from the customer or a third party (e.g.: the Joint Credit Information

Center)

三、信用 卡業務 3. Credit card business

022 外匯業務

067 信用卡、現金卡、轉帳卡或電子票證業務

082 借款戶與存款戶存借作業綜合管理

088 核貸與授信業務

106 授信業務

154 徵信

181 其他經營合於營業登記項目或組織章程所定之業務

022 Foreign exchange business

067 Credit card, cash card, debit card, or electronic stored value card business

082 Integrated management of deposit and lending operations for borrowers and depositors

088 Lending and credit business

106 Credit business

154 Credit investigation

181 Other business operations in accordance with those specified in the business registration or the articles of incorporation

姓名、身分證統一編號、性別、出生年月日、通訊方式及其他詳如相關業務申請書或契約書之內容，並以本行與客戶往來之相關業務、帳戶或服務及自客戶或第三人處（例如：財團法人金融聯合徵信中心）所實際蒐集之個人資料為準。

Name, I.D. card number, gender, date of birth, contact information, and other personal information as detailed in relevant business application forms or written contracts, and which is in connection with business dealings, accounts, or services between the Bank and the customer, and has actually been collected from the customer or a third party (e.g.: the Joint Credit Information

Center)

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